EXHIBIT 10.2
PURCHASE AND SALE AGREEMENT
          THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and executed this 29th day of March, 2011, by and between POINT LOOKOUT, LLC, a Maryland limited liability company (the “Seller”), having an address at c/o Erickson Retirement Communities, LLC, 701 Maiden Choice Lane, Baltimore, Maryland 21228 and ATHENAHEALTH, INC. having an address at 311 Arsenal Street, Watertown, MA 02472, Attn: Timothy O’Brien
RECITALS
          A. Seller is the owner of approximately 396 acres in multiple parcels of land along Route 1 in the Towns of Northport and Lincolnville in Waldo County, Maine (the “Land”) upon which is located 106 cabins, a conference center, bowling alley, fitness center, and other buildings (collectively, the “Buildings;” the Buildings hereinafter referred to, together with all other site improvements thereon as the “Improvements,” and the Land, Improvements and all appurtenances, easements and rights, thereto, are referred to as the “Real Property”). The Land is more particularly described on Exhibit A attached hereto.
          B. Seller operates the Real Property as a resort and conference center (the “Resort”). Seller is also the owner of certain personal property used or useful in connection with operation of the Resort, including without limitation the names “Point Lookout” and “Point Lookout Resort and Conference Center,” all logos (and any copyright thereto) and all related goodwill; all property surveys, structural reviews, environmental assessments or audits, architectural drawings, and engineering, geophysical, soils, seismic, geologic, environmental and architectural reports, studies and certificates pertaining to the Property; all licenses, permits, certificates, authorizations, registrations and approvals issued by any governmental authority used in or relating to the construction, ownership, occupancy or operation of any part of the Property (collectively, the “Permits”); all presently effective and assignable warranties, guaranties, representations or covenants given to Seller in connection with the acquisition, development, construction, maintenance, repair, renovation, operation or inspection of any of the Property; all arrangements for the use or occupancy of the guest rooms, meeting and banquet facilities or other facilities of the Resort (collectively, the “Bookings”); any and all till money, cash on hand and amounts in so-called “house banks” (collectively, the “Cash on Hand”); and all checks, traveler’s checks and deposits paid by guests of the Resort for use or occupancy of the Resort after the Closing Date or services to be performed after the Closing Date, and located on the Property; and all documents related to the operation of the Resort, including all business records, purchasing and sales records, accounting records, business plans, budgets, cost and pricing information, correspondence, guest, customer and vendor lists and data and all related guest information, and other records and files, wherever located (including any such records maintained in connection with any computer system) related to the Resort, all telephone numbers used for the Resort, the Internet URL address, www.visitpointlookout.com, furniture, fixtures, pictures, beds, tables, chairs, televisions, radios and other appliances or audio visual equipment, computer and telephone systems and software, food, beverage, paper, linen and other inventories, artwork and other decorations, exercise equipment, physical assessment equipment and other equipment and property used for or in connection with recreational activities at the Resort, together with the personal property listed on Exhibit B attached hereto and all other personal property used or held for use in connection with operation of the Resort (collectively, the “Personal Property;” the Real Property and the Personal Property are hereinafter referred to as the “Property”).
          C. Subject to the terms of this Agreement, Buyer intends to purchase the Property from Seller, and Seller has agreed to sell the Property to Buyer.
AGREEMENT
          NOW THEREFORE, in consideration of the mutual promises and the premises contained herein, Seller agrees to sell and Buyer agrees to purchase the Property in accordance with the following terms and conditions:

1. PURCHASE PRICE/DEPOSIT
          1.1. Purchase Price. Subject to the terms and conditions hereof, the purchase price for the Property shall be Seven Million Eight Hundred Thousand Dollars ($7,800,000) (the “Purchase Price”).
          1.2. Deposit.
               1.2.1. Within one (1) business day following the execution of this Agreement by Buyer and Seller, Buyer shall deposit with First American Title Insurance Company (referred to herein as both “Escrow Agent” and “Title Company” as the context requires) the sum of Three Hundred Fifty Thousand Dollars ($350,000) (“Initial Deposit”), to be held and disbursed by the Escrow Agent in accordance with the terms of this Agreement; and
               1.2.2. Within one (1) business day following the expiration of the Due Diligence Period (as defined below), unless Buyer has exercised its right to terminate this Agreement pursuant to Section 2.3 below, Buyer shall deposit with the Escrow Agent the sum of Three Hundred Fifty Thousand Dollars ($350,000) (“Second Deposit”), to be held in addition to the Initial Deposit, and disbursed by the Escrow Agent in accordance with the terms of this Agreement. The Initial Deposit, the Second Deposit and any interest earned thereon are sometimes hereinafter collectively referred to as the “Deposit.”
               1.2.3. At the Closing (as hereinafter defined), Buyer shall receive a credit for the amount of the Deposit, and the balance of the Purchase Price shall be paid by Buyer to Seller in immediately available federal funds to an account designated by Seller, and in accordance with the terms of Article 3 of this Agreement.
               1.2.4. Seller shall have the option of terminating this Agreement if (a) the Initial Deposit is not deposited with the Escrow Agent within one (1) business day following Buyer’s receipt of a fully-executed version of this Agreement, or (b) unless Buyer has exercised its right to terminate this Agreement pursuant to Section 2.3 below, the Additional Deposit is not deposited with the Escrow Agent within one (1) business day following the expiration of the Due Diligence Period.
          1.3 Other Adjustments.
               1.3.1 The following items shall be prorated at Closing: (a) revenues for any period of occupancy or use of the Resort for a period that started before and which ends after the Closing, (b) taxes and utilities, as set forth in Section 4 below and (c) annual or other recurring fees paid or payable for all of the Permits.
               1.3.2 Buyer shall receive a credit at Closing for (a) any and all advance payments or deposits, if any, made pursuant to any bookings for the Resort for use and occupancy after the Closing Date (including any such payments or deposits made by Buyer or its affiliates), and (b) all commissions due to credit and referral organizations for benefits received by Seller prior to the Closing Date, and (c) seventy-five percent (75%) of the aggregate face amount (or if no face amount, the average room or applicable food or beverage check over the prior 12 months) of all outstanding gift certificates, vouchers or other commitments for the use of guest rooms or for food and beverage or free use of any Resort facilities or any food or beverage at the Resort (including, without limitation, any outstanding gift certificates issued for the use of any Resort facilities) (collectively, the “Outstanding Resort Comps”).
               1.3.3 Seller shall receive a credit at Closing for any Cash on Hand. For the avoidance of doubt, except with respect to Cash on Hand or to comply with any other express obligations under this Agreement, Seller shall continue to own and retain all funds in any Seller or Resort accounts at Closing.
               1.3.4 Buyer is not acquiring any accounts receivable with regard to the Resort other than accounts receivable for room revenues for guests of the Resort as of the Cut-off Time, and all such accounts receivable shall remain the property of Seller. Seller shall pay at or prior to Closing all accounts payable that are more than thirty (30) days old as of Closing and all other accounts payable shall be apportioned and prorated and adjusted as of the Cut off Time. Seller shall receive at Closing (i) a credit in an amount equal to all charges accrued to the open accounts of any guests or customers staying at the Resort as of the 11:59 P.M. (Eastern Standard or

Daylight Savings Time, as applicable) on the date prior to the Closing Date (the “Cutoff Time”) for all room nights up to (but not including) the night during which the Cut-off Time occurs and (ii) a credit in an amount equal to fifty percent (50%) of all charges for the room night which includes the Cut-off Time, in each case less amounts payable on account of third party collection costs (e.g. fees retained by credit card companies, banks or other collection companies, travel agent commissions and other third party commissions), and Buyer shall be entitled to retain all deposits made and amounts collected with respect to such charges. Revenue from the Resort attributable to food and beverage (including alcoholic beverages) and other sales or services through the close of business on the night immediately preceding the Closing Date shall belong to Seller (such revenue to be determined based on completion of the night auditor’s run on the night of the Cut-Off Time). Thereafter, revenue from the Resort attributable to food and beverage and other sales or services shall belong to Buyer. Each of Buyer and Seller shall be responsible for the payment of any sales and/or Resort/motel occupancy taxes collected or otherwise due and payable in connection with the revenue allocated to such party under this Section 1.3.4 and shall indemnify, defend and hold the other party harmless from and against any and all liabilities, demands, liens, interest, claims, actions or causes of action, assessments, losses, fines, penalties, costs (including, without limitation, response and/or remedial costs), damages and expenses including, without limitation, those asserted by any federal, state or local governmental or quasi-governmental agency, third party, or former or present employee, including attorneys’, consultants’ and expert witness fees and expenses suffered or incurred as a result of the failure to pay such taxes.
               1.3.5 Except as provided herein below, Seller shall be responsible for, and shall pay when due, all direct salaries and wages, incentive compensation, vacation pay, severance pay, employer’s contributions under F.I.C.A., unemployment compensation, workmen’s compensation or other employment taxes, payments under any employee benefit plan or program to which Seller contributes (collectively, “Employee Benefit Plans”) on behalf of any Employee (as defined below), and any other benefits (collectively, “Compensation”) earned by or accrued, whether vested or unvested, to any Employee through the Cut-off Time. For purposes of this Agreement, the term “Employee” shall mean any person employed by Seller, the Property Manager or their respective affiliates pursuant to the existing Resort management agreement or any other contracts or agreements, oral or written, with all or any of the executives, staff, and employees of the Seller, the Property Manager or their respective affiliates for work in or in connection with the Resort including, but not limited to, individual employment agreements, union agreements, employee handbooks, group health insurance plans, life insurance plans, and disability insurance plans (other than Employee Benefit Plans) (collectively, “Employment Contracts”). Compensation shall be deemed earned or accrued for these purposes if the acts or occurrences giving rise to the claim for Compensation occurs or arises prior to the Cut-off Time regardless of whether the Compensation is payable in whole or in part after the Cut-off Time, including for these purposes Compensation such as any worker’s compensation, unemployment compensation or disability benefits. Seller shall credit to Buyer at Closing and Buyer shall assume the amount of any bonuses, vacation, sick or other similar paid time off earned or accrued prior to the Cut-off Time with respect to any Employees of Property Manager that either (a) remain employed by Property Manager after Closing (if Buyer retains Property Manager to operate the Resort following Closing), or (b) that are hired by Buyer or Buyer’s Resort manager following Closing.
          1.4 Allocation of Purchase Price. Seller and Buyer agree that the Purchase Price shall be allocated among the Real Property and the Personal Property as may be determined by agreement of Seller and Buyer prior to the Closing for federal, state and local tax purposes in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder. During the Due Diligence Period, Buyer shall deliver to Seller for its review a proposed allocation of the Purchase Price (and any other items that are required for federal income tax purposes to be treated as part of the Purchase Price) among the assets (the “Allocation”). Seller shall review such Allocation and provide any objections to Buyer within 10 days after receipt thereof. If Seller raises any objection to the Allocation, the parties hereto will negotiate in good faith (provided that failing to agree to an Allocation due to negative economic consequences that will be incurred by a party as a result of doing so shall in no event be considered a failure to negotiate in good faith) to resolve such objection(s). Upon reaching an agreement on such Allocation, Buyer and Seller shall (i) cooperate in the filing of any forms (including Form 8594 under Section 1060 of the Code) with respect to such allocation as finally resolved, including any amendments to such forms required pursuant to this Agreement with respect to any adjustment to the Purchase Price, and (ii) shall file all federal, state and local tax returns and related tax documents consistent with such allocation, as the same may be adjusted pursuant to any provisions of this Agreement. Notwithstanding the foregoing, if the parties hereto are unable to agree on a mutually satisfactory Allocation, (i) Buyer’s good faith determination of the Allocation shall govern for purposes of determining the amount of any real estate transfer taxes, and (ii) each of Buyer and Seller shall use its own Allocation for all other purposes.
2. DUE DILIGENCE
          2.1. Due Diligence Period. The “Due Diligence Period” shall commence on the date on which the parties hereto shall have executed and delivered this Agreement, and shall expire on the forty-fifth (45th) day thereafter, unless otherwise agreed by the parties in writing. Seller has delivered to Buyer electronic copies of each of the materials identified as “Sent” on Exhibit G attached hereto (collectively, the “Electronic Due Diligence Materials”) and has made available in a designated maintenance facility conference room at the Resort (the “Due Diligence Room”) each of the materials identified as “On Site” on Exhibit G attached hereto (collectively, the “On Site Due Diligence Materials” and, together with the Electronic Due Diligence Materials, the “Seller Due Diligence Materials”). Upon Buyer’s request, Seller shall make commercially reasonable efforts to provide to Buyer any additional customary due diligence materials not listed on Exhibit G attached hereto.
          2.2. Right To Enter. Seller hereby grants Buyer the right to enter the Property, together with workers and materials, during normal business hours during the Due Diligence Period, for the purpose of (i) making an accurate survey of the boundaries of the Property confirming the square footage of the Resort facilities, showing the exact location of any encroachments, easements, rights-of-way, covenants or restrictions burdening and appurtenant to the Property, any improvements thereon and any streets, alleys, ways and highways bordering the Property, (ii) performing such environmental analyses as Buyer may require, provided that Buyer must obtain Seller’s prior written consent prior to performing any invasive testing, and (iii) conducting all other inspections which Buyer shall deem necessary or desirable; provided, however, that prior to entering the Property, Buyer shall first notify and obtain the approval of either Denny Meikleham (cell phone: 781.367.9853; e-mail: dmeikleham@prihotels.com) or Matt Arrants (cell phone: 207.712.2381; e-mail: marrants@pinnacle-advisory.com), each of whom shall have the authority to determine, in their reasonable discretion, the times during which Buyer may perform any inspections so that operations on the Property are not materially disturbed, and neither the Seller nor Pyramid Advisors (the “Property Manager”) is unreasonably inconvenienced. Seller hereby further agrees to make each of the On Site Due Diligence Materials available to Buyer in the Due Diligence Room for the period beginning two (2) days following the full execution of this Agreement and continuing through the expiration of the Due Diligence Period. Buyer hereby agrees to defend, indemnify and hold Seller harmless from any and all claims arising from Buyer’s due diligence activities; provided, however, that Buyer shall have no liability for the discovery of any existing condition at the Property. The foregoing indemnity shall survive the termination of this Agreement. Prior to entry on the Property, Buyer shall provide Seller, by e-mail, fax, or regular mail, with a certificate of insurance evidencing that Buyer maintains insurance, on an occurrence basis from a company with an “A-:VIII” or better rating from A.M. Best Company, naming Seller and the Property Manager as an additional insured, in the following amounts: Workers Compensation, statutory; Employer’s Liability, $1,000,000 accident/disease; Commercial General Liability, $3,000,000 combined single limit/$3,000,000 general aggregate; Auto Liability: $1,000,000 combined single limit. If the Property is disturbed or altered in any way as a result of the activities described in clauses (i), (ii) and (iii) above, Buyer shall promptly restore the Property to its condition existing prior to the commencement of such activities which disturb or alter the Property.
          Any information obtained by Buyer with respect to the Property, other than information which is generally available to the public, shall be deemed “Confidential Information” subject to the provisions of Section 15 below.
          2.3. Termination. Buyer shall have the right, exercisable in its sole discretion at any time, for any reason or no reason, to terminate this Agreement by giving written notice thereof to Seller. In the event that Buyer elects to terminate this Agreement pursuant to this Section prior to the expiration of the Due Diligence Period, Buyer shall be entitled to the prompt return of the Deposit held by the Escrow Agent, and neither party shall have any further liability or obligation under this Agreement, except for those terms of this Agreement that expressly survive the termination of this Agreement, and except for any liability incurred by either party hereto prior to such termination. Buyer shall pay and be solely liable for all costs incurred for its inspections of the Property. In the event that Buyer elects to terminate this Agreement following the expiration of the Due Diligence Period, Seller shall be entitled to its remedy under Article 11.

          2.4. Seller’s Right to Buyer’s Inspection Reports. In the event Closing does not occur under this Agreement, Buyer shall, within fourteen (14) days after the termination of this Agreement: (i) return any Seller Due Diligence Materials in Buyer’s possession or control to Seller and, (ii) upon Seller’s request and at Seller’s expense, will deliver to Seller copies of any written third-party inspection reports prepared at Buyer’s direction, without representation or warranty as to the accuracy of the content of any such reports. The foregoing sentence shall expressly survive the termination of this Agreement.
3. CLOSING.
          3.1. Closing Date. Conveyance of the Property to Buyer, payment of the Purchase Price to Seller and performance of the parties’ obligations under this Agreement, shall constitute the “Closing.” The Closing shall be held at such location in Portland, Maine as may be designated by Buyer, so long as Seller shall be permitted to deliver all documents to Escrow Agent in lieu of attending Closing. The Closing shall be held on the thirtieth (30th) day next following the expiration of the Due Diligence Period (the “Closing Date”).
          3.2. Buyer’s Closing Obligations.
               3.2.1. Buyer’s obligation to close the transaction contemplated by this Agreement shall be subject to the satisfaction of each of the following conditions, any one or more of which may be waived by Buyer in writing:
               3.2.1.1 Seller shall have complied with all material obligations required by this Agreement to be complied with by Seller, including without limitation the covenants set forth in Section 5.1 below.
               3.2.1.2 The representations and warranties of Seller contained in this Agreement were true in all material respects when made, and continue to be true in all material respects on the Closing Date as if remade on the Closing Date, and Buyer shall have received a certificate to that effect signed by Seller. If the representations and warranties of Seller contained in this Agreement are no longer true in all material respects as of Closing due to changes in fact since the date of this Agreement, then Seller shall so notify Buyer in writing promptly following Seller’s discovery thereof (but in no event later than the Closing Date), and any such changes shall be subject to the approval of Buyer in its reasonable discretion; provided, however, that if such changes result from Seller’s default hereunder, such changes shall be subject to the approval of Buyer in its sole discretion.
               3.2.1.3 The Title Company shall be irrevocably committed to issue to Buyer an ALTA owner’s policy of title insurance (the “Title Policy”) with all customary endorsements and subject to no exceptions other than the Permitted Exceptions.
               3.2.1.4 Except as otherwise provided in this Agreement with respect to the Liquor License, no material Permit required for the occupancy and operation of the Property as currently operated shall have expired, or have been revoked, unless such Permit has been fully reinstated and/or renewed by Seller prior to Closing.
If any closing condition set forth in this Section 3.2.1 is not satisfied at Closing, then Buyer shall have the right either (i) to terminate this Agreement by providing written notice to such effect to Seller, in which case the Deposit shall be refunded to Buyer, or (ii) to waive such closing condition at or prior to Closing. Notwithstanding the foregoing, Seller shall have the one time right to extend the Closing Date for up to sixty (60) days in order to allow such cure by giving notice to such effect to Buyer on or before the scheduled Closing Date, which notice shall include a covenant of Seller to use commercially reasonable diligent efforts to effect such cure.
               3.2.2. If the conditions set forth in Section 3.2.1 have been satisfied, then at Closing, Buyer shall:
               3.2.2.1 pay to Seller, the full Purchase Price for the Property to an account or accounts designated by Seller, receiving credit for the Deposit and subject to any adjustments to be made in accordance with the terms of this Agreement;
3.2.2.2 authorize the Escrow Agent to pay the Deposit to Seller to an account or accounts designated by Seller;
3.2.2.3 pay or cause to be paid all sums required to be paid by Buyer under the terms of this Agreement;
3.2.2.4 deliver to Seller all documents necessary to effectuate the transaction contemplated hereby, including any documents that are reasonably requested by Seller that are customarily executed by purchasers in connection with similar Maine transactions.
3.2.2.5 deliver to Seller a signed copy of a settlement statement approved by Buyer and Seller; and
3.2.2.6 Buyer shall deliver to Seller a copy of the fully completed and executed Change of Ownership Notification Form in connection with the 8,000 gallon underground petroleum storage tank used for the generator and the 500 gallon underground petroleum storage tank (with evidence of transmittal of the original notice to the Maine Department of Environmental Protection — Oil Enforcement Unit).
MAINE DEP NOTICE. IN ACCORDANCE WITH MAINE REV. STAT. ANN. TIT. 38 THIS CONTRACT SECTION CONSTITUTES WRITTEN NOTICE TO BUYER OF THE EXISTENCE OF THE FOLLOWING TWO UNDERGROUND STORAGE TANKS (FACILITIES) LOCATED ON THE PROPERTY IN THE LOCATION AS MORE FULLY DESCRIBED ON EXHIBIT F ATTACHED HERETO AND MADE A PART HEREOF:

(i)	Registration No. 20357	Storage Capacity 8,000 gal.

(ii)	Registration No. 20418	Storage Capacity 500 gal.
BUYER ACKNOWLEDGES THAT THE ABOVE UNDERGROUND STORAGE TANKS ARE SUBJECT TO REGULATION, INCLUDING REGISTRATION REQUIREMENTS, BY THE MAINE DEPARTMENT OF ENVIRONMENTAL PROTECTION AND THAT THE FACILITIES HAVE NOT BEEN ABANDONED IN PLACE PURSUANT TO SECTION 566-A.
          3.3. Seller’s Closing Obligations. At the Closing, Seller shall:
               3.3.1. execute and deliver a Quitclaim Deed with Covenants, conveying to Buyer the Real Property in the form attached to this Agreement as Exhibit C subject to no other exceptions than the Permitted Exceptions;
               3.3.2. execute and deliver a bill of sale to Buyer (“Bill of Sale”), in the form attached to this Agreement as Exhibit D, for the Personal Property and Intangible Property (as such latter term is defined at Exhibit D), it being understood and agreed that Exhibits A and B to the Bill of Sale will include all of the Personal Property;
               3.3.3. execute the affidavit (in form reasonably acceptable to Seller) required by Section 1445(b)(2) of the Internal Revenue Code, as existing and in effect on such Closing Date (the “Code”), and Seller shall be responsible for filing such affidavit as required by the Code, together with executing and filing any other reporting requirements under federal, state or local laws (Seller shall indemnify and hold Buyer harmless from and against any and all claims arising out of or relating to the execution, contents or filing of the foregoing affidavit and Seller shall also comply with any other reporting requirements imposed by the Code with respect to, or arising out of, the sale of the Property);

               3.3.4. execute and deliver to Buyer customary title insurance affidavits and other customary documents reasonably required by the title insurer (in a form reasonably satisfactory to Seller);
               3.3.5. execute and deliver to Escrow Agent a notification letter to the taxing district in the form of Exhibit E;
               3.3.6. execute and deliver to Escrow Agent a Maine Revenue Services Real Estate Tax Declaration;
               3.3.7 execute and deliver to Escrow Agent any clearance letters required by law to be so delivered prior to Closing;
               3.3.8 execute and deliver to Buyer such affidavits and certificates, in form and substance reasonably satisfactory to Buyer, as Buyer shall deem necessary, to inform Buyer of Buyer’s obligation, if any, to deduct and withhold a portion of the Purchase Price pursuant to 36 M.R.S.A. § 520-A, which Buyer is authorized to do unless Seller delivers at or prior to Closing a valid State of Maine withholding exemption certificate;
               3.3.9 execute and deliver to Buyer a signed copy of a settlement statement prepared by the Escrow Agent and approved buy Buyer and Seller;
               3.3.10 deliver to Buyer such certificates and approvals reasonably requested by Buyer (in form reasonably acceptable to Seller) to evidence that the sale of the Property and the performance of Seller’s obligations under this Agreement have been validly approved and authorized by Seller, and that the person executing all documents on behalf of Seller has been authorized by Seller to execute and deliver such documents;
               3.3.11 execute and deliver to Buyer an assignment of the existing management agreement for the Property or, if requested by Buyer in writing prior to the expiration of the Due Diligence Period, Seller shall at Seller’s sole cost and expense terminate the existing management agreement with the Property Manager for the Property, in which case Seller shall provide documentation of such termination at Closing; provided, that in either event Seller shall retain all liability for any obligations to the Property Manager for periods prior to the Closing;
               3.3.12 execute and deliver to Buyer an assignment of all of the Resort Contracts, effective on or prior to the Closing Date; provided that Seller shall retain all liability for any obligations under the Resort Contracts for periods prior to the Closing;
               3.3.13 to the extent not previously delivered to Buyer, all originals (or copies if originals are not available), of all Resort financial and operating reports, all Permits, all Resort contracts, and keys and lock combinations in the Seller’s possession or control.
4 ADJUSTMENTS; SPECIAL ASSESSMENTS. All costs, including, without limitation, taxes, utilities, sewer charges, water charges, insurance, and any and all costs relating to the ownership of the Property shall be borne by Seller until Closing. Real estate taxes, sewer charges and water charges shall be apportioned and payable on and as of the date of Closing. Any amounts due either party as a result of such apportionment shall be paid by the appropriate party at Closing. If the Closing shall occur before the actual amount of utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of a good faith estimate by Seller (as reasonably approved by Buyer) of such utilities and other operating expenses for such month. Subsequent to the Closing, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustment. If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes for the year in which the Closing occurs shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation. In the event the Property has been assessed for property tax purposes at such rates as would result in “rollback” taxes upon the changes in land usage or ownership of the

Property, Buyer agrees to pay all such taxes and indemnify and save Seller harmless from and against any and all claims and liabilities for such taxes. Buyer and Seller shall each pay one-half of the Real Property transfer tax at the current rate at the time of Closing.
5 SELLER’S COVENANTS.
          5.1 Seller covenants that, from the date of this Agreement until the Closing or earlier termination of this Agreement:
               5.1.1 Seller shall not, without first obtaining the prior written consent of Buyer, which Buyer shall not unreasonably withhold, condition or delay prior to the expiration of the Due Diligence Period but which Buyer may withhold in its sole and absolute discretion after the expiration of the Due Diligence Period, grant, create, assume, suffer or cause to exist any lien, encumbrance, leasehold interest, occupancy, covenant, restriction, right-of-way or easement upon or against the Property or any portion thereof;
               5.1.2 Seller shall not convey any interest in the Property or any portion thereof (other than replacements of Personal Property in the ordinary course of business) without first obtaining the prior written consent of Buyer, which Buyer may withhold in its sole and absolute discretion;
               5.1.3 Seller shall (i) pay all taxes and other charges assessed against the Property for periods prior to Closing, (ii) pay all bills for labor or services for work performed on the Property for or at the direction of Seller or any of Seller’s tenants, for periods prior to Closing, and (iii) not knowingly or intentionally violate any covenants, easements or agreements affecting the Property; and further, Seller shall provide at Closing tax clearance letters from Maine Revenue and Maine Department of Labor as set forth below and notice of waiver from Maine Revenue if no Withholding Tax is required from the sale of the property;
               5.1.4 Except as provided in Section 5.1.3, Seller shall use reasonable efforts (i) not cause or permit any change to be made in the Property from its present physical condition and (ii) not commit any waste upon the Property;
               5.1.5 INTENTIONALLY LEFT BLANK;
               5.1.6 Except as provided in Section 5.2.2, Seller shall not enter into any contract or agreement, or assume any obligation(s), that will result in the title to the Property not being able to be conveyed as provided in Article 8;
               5.1.7 Title to the Property shall be as provided in Article 8;
               5.1.8 Except for condemnation and casualty referenced in Section 10, Seller shall keep and maintain the Property in its condition as of the date of this Agreement (reasonable wear and tear excepted).
               5.1.9 Seller shall not, without the prior written consent of Buyer, modify, enter into, or renew any contract affecting the Property without the prior written consent of Buyer, which Buyer shall not unreasonably withhold, condition or delay prior to the expiration of the Due Diligence Period but which Buyer may withhold in its sole and absolute discretion after the expiration of the Due Diligence Period, provided, however, that Buyer’s consent shall not be required for any contract entered into with a third party prior to the expiration of the Due Diligence Period as long as such contract is cancelable upon not more than thirty (30) days notice without penalty or premium payment;
               5.1.10 Seller shall operate and maintain the Resort consistent with Seller’s ordinary and customary business practice, including without limitation taking bookings for the use of the Resort, and shall use commercially reasonable efforts to preserve in force all of the Permits (including renewals of Permits expiring on or before the Closing Date). If any Permit shall be suspended or revoked, Seller shall promptly notify Buyer and shall make commercially reasonable efforts, to cause the reinstatement of such Permit;

               5.1.11 Seller shall promptly advise Buyer of any litigation, arbitration, or administrative hearing concerning the Property, or any material written threats thereof, arising after the date of this Agreement.
               5.1.12 Seller shall maintain in effect all policies of casualty and liability insurance, or similar policies of insurance, with the same limits of coverage which it now carries with respect to the Resort and the Property.
               5.1.13 Seller shall make commercially reasonable efforts to obtain from Property Manager (a) promptly following the execution of this Agreement, a current, correct and complete list of all Employees as of the date specified on such list showing the name, position, years of service and annual base salary for each such Employee (the “Employee Roster”), as well as a schedule (the “WARN Act Schedule”) of each “employment loss” at each “single site of employment,” as those terms are defined in the Worker Adjustment and Retraining Notification Act, 29 USC §2101 et seq., (“WARN Act”), affecting any Employee at the Resort within 90 days preceding the date hereof, describing for each such employment loss, the date, reason and site of employment implicated, and (b) at or prior to Closing, an updated Employee Roster dated as of the Closing Date.
               5.1.14 Seller shall make commercially reasonable efforts to obtain from Property Manager (a) promptly following the execution of this Agreement, a current, correct and complete list of all Bookings for the Resort, including without limitation a correct and complete list of all deposits and Outstanding Resort Comps, as of the date indicated in such exhibit (the “Bookings Report”), and (b) at or prior to Closing, an updated Bookings Report dated as of the Closing Date.
               5.1.15 Seller shall make commercially reasonable efforts to obtain from Property Manager (a) promptly following the execution of this Agreement, a current, correct and complete insurance loss report for the Property and the Resort as of the date indicated on such exhibit (the “Insurance Loss Report”), and (b) at or prior to Closing, an updated Insurance Loss Report dated as of a date not less than five (5) business days prior to Closing.
               5.1.16 Seller shall make commercially reasonable efforts to obtain from Property Manager, promptly following the execution of this Agreement, true and complete copies of the income and expense statements for the Property covering the last three (3) fiscal years.
          5.2 Condition Precedent. The full performance of the foregoing covenants by Seller shall be a condition precedent to Buyer’s obligations with respect to Closing. A breach by Seller of any of the foregoing covenants (subject to any applicable notice or cure rights of Seller stated elsewhere in this Agreement) shall entitle Buyer to terminate this Agreement and exercise its remedies in Article 11 of this Agreement.
          5.3 Liquor License. Buyer and Seller shall use diligent, good faith efforts to either effect the transfer of the existing Liquor License to Buyer or its designee on the Closing Date or to enable Buyer or its designee to obtain a new Liquor License effective on the Closing Date. Buyer agrees to pay all fees and other amounts payable to any governmental authority in connection with the transferring the existing Liquor License or obtaining a new Liquor License. During the Due Diligence Period, Buyer or its designee shall complete, execute and file with the applicable liquor licensing authority all necessary applications for transfer of the Liquor License or the issuance of a new Liquor License. Buyer specifically acknowledges and agrees that the transfer of the Liquor License to Buyer on the Closing Date shall not be a condition to Buyer’s obligation to close the transaction contemplated under this Agreement; provided, however, that if the parties are unable to cause the transfer of the existing Liquor License to Buyer or its designee on the Closing Date or to cause the issuance of a new Liquor License to Buyer or its designee as of the Closing Date, then Buyer shall have the right to extend the Closing Date by up to thirty (30) days in order to allow additional time for such transfer or issuance of the Liquor License. Buyer shall provide to Seller, upon Seller’s prior written request, copies of any and all materials filed with any governmental authority in connection with the transfer or issuance of the Liquor License; provided, however, that Buyer shall have the right to redact any portions of such materials which are confidential or proprietary in nature.
6 SELLER’S REPRESENTATIONS AND WARRANTIES. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, BUYER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS,

WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER OR ANYONE ELSE MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OF MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, HAZARDOUS MATERIALS, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDER OR EQUIPMENTS, INCLUDING SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE PROPERTY, OF ANY HAZARDOUS SUBSTANCE AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN “AS-IS”, “WHERE-IS” CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING. THE PROVISIONS OF THIS ARTICLE 6 SHALL BE DEEMED TO SURVIVE THE CLOSING.
Notwithstanding the foregoing, Seller represents and warrants to Buyer, as of the date hereof, that the following are true in all material respects:
          6.1 The persons whose signatures appear below for Seller are duly authorized to execute and deliver this Agreement and all other documents, agreements and instruments executed and delivered on behalf of Seller in connection with the purchase of the Property. This Agreement is a binding agreement of Seller, enforceable against Seller in accordance with its terms.
          6.2 No proceedings or actions are pending or, to the best of Seller’s knowledge, threatened, that do or are reasonably foreseeable to materially limit or impair Seller’s power, authority or right (a) to execute and deliver this Agreement or any document in connection with this Agreement (“Related Agreement”), (b) to comply with the terms of this Agreement or any Related Agreement, or (c) to complete the transactions contemplated by this Agreement or any Related Agreement.
          Without limiting the generality of Section 6.2 of this Agreement:

          (a) There has not been filed by or against Seller a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee, under state or federal law.
          (b) Except for its agreement with Wells Fargo Bank, National Association (“Lender”) to sell the Property in exchange for a full discharge of Lender’s mortgage on the Property, Seller has not made an assignment for the benefit of creditors or filed a petition for an arrangement or entered into an arrangement with creditors which petition, proceedings, assignment, or arrangement was not dismissed by final, unappealable order of the court or body having jurisdiction over the matter.
          (c) Seller is a single-purpose entity whose sole asset is the Property. Seller has made adequate provision for the payment of all creditors of Borrower other than Lender and Seller did not enter into this transaction to provide preferential treatment to Lender or any other creditor of Borrower in anticipation of seeking relief under the Bankruptcy Code.
          (d) Seller’s execution and delivery of this Agreement and all Related Agreements, compliance with the terms of this Agreement and all Related Agreements, and completion of the transactions contemplated by this Agreement and all Related Agreements, will not conflict with, or result in a breach of, any mortgage, lease, agreement or other instrument, or any applicable judgment, order, writ, injunction, or decree of any governmental authority, to which Seller is a party or by which it or its properties is bound.
          6.3 There are no actions, suits, or proceedings, pending or, to Seller’s actual knowledge, threatened against Seller related to the Property or the Resort or otherwise affecting the Property or any of Seller’s rights therein or Seller’s ability to perform its obligations under this Agreement. Seller has not received any notice of any violation of any applicable law or a Permitted Exception which has not been corrected. Seller has not entered into any unrecorded commitment or agreement with any governmental authority affecting the Property and which could reasonably be expected to have a material adverse effect on the ownership, value or operation of the Property.
          6.4 There are no pending or, to Seller’s actual knowledge, threatened condemnation proceedings or condemnation actions against the Property.
          6.5 Seller has no Employees. With respect to any Employees of the Property Manager, to Seller’s knowledge, based on information obtained from the Property Manager, (A) no Union is the collective bargaining agent for any such Employees, and the Property Manager has not been ordered by the National Labor Relations Board (“NLRB”) or any court to recognize, or lost a representational election certifying, any union, labor organization or other Person as the exclusive representative of any Employee for purposes of collective bargaining (“Union”), and no Union has, in writing, claimed or demanded to represent, and there are no organizational campaigns in progress with respect to, or NLRB representational election scheduled with respect to, any such Employee, (B) there is no, and there has not been any, labor strike, picketing of any nature, labor dispute, slowdown or any other concerted interference with normal operations, stoppage or lockout in effect, pending against or affecting the Property Manager or any affiliate of the Property Manager with respect to the operation of the Resort and neither the Property Manager nor any affiliate of the Property Manager has received any written notice specifically threatening any of the foregoing; (C) neither the Property Manager or any affiliate of the Property Manager is delinquent in any payments to any such Employee for any compensation due with respect to any services performed or amounts required to be reimbursed to such Employees; (D) there are no formal material grievances, complaints or charges with respect to employment or labor matters (including, without limitation, charges of employment discrimination, retaliation or unfair labor practices) pending in any judicial, regulatory or administrative forum, or under any private dispute resolution procedure (and neither Property Manager or any affiliate of the Property Manager has received any notice threatening any of the foregoing); (E) there are no internal grievances, complaints or charges with respect to employment or labor matters (including, without limitation, allegations of employment discrimination, retaliation or unfair labor practices);(F) there are no audits or investigations of any of the Property Manager’s or any affiliate of the Property Manager’s employment practices or policies by any governmental entity pending or threatened, and (G) neither the Property Manager or any affiliate of the Property Manager is subject to any order, consent decree, judgment or injunction in respect of any matter relating to such Employees; (H) neither the Property Manager or any affiliate of the Property Manager has made any representation, express or implied, concerning the terms or conditions on which Buyer or any property manager engaged by Buyer may offer to employ any such Employees and (I) Property Manager is not party to any Employment Contract with any of the Employees other than offer letters for at-will employment and contract of at-will employment.
          6.6 INTENTIONALLY LEFT BLANK.
          6.7 Seller has good and valid title to all of the tangible Personal Property, which shall be free and clear of all liens and encumbrances as of the Closing.
          6.8 Seller has not received any written notice of any audit of any taxes payable with respect to the Property which has not been resolved or completed, and Seller is not currently contesting any such taxes or seeking an abatement or rollback of any taxes.
          6.9 Seller has not granted any option, right of first refusal or similar right in favor of any person or entity to purchase or otherwise acquire the Property or any portion thereof or interest therein.
          6.10 INTENTIONALLY LEFT BLANK.
          6.11 INTENTIONALLY LEFT BLANK.
          6.12 To Seller’s knowledge, based on information obtained from the Property Manager, the copies of the service and supply contracts delivered as part of the Electronic Due Diligence Materials are all of the service and supply contracts related to the Property, including without limitation any equipment leases (the “Resort Contracts”), and the copies thereof so delivered are accurate and complete. Seller has neither given nor received any written notice of any breach or default under any Resort Contract which has not been cured and no event has occurred or circumstance exist which, with notice of the passage of time, would result in a breach or default by Seller or the other party thereunder.
          6.13 INTENTIONALLY LEFT BLANK.
          6.14 All representations and warranties by Seller set forth in this Agreement shall be true and correct at and as of the Closing Date as if such representations and warranties were remade at and as of the Closing Date.
          6.15 The representations and warranties contained in this Article shall survive the Closing for one (1) year after the Closing Date (the “Survival Period”). Notwithstanding the foregoing, Buyer acknowledges and agrees that Seller shall have no liability for any breach of a representation or warranty set forth in this Agreement until the aggregate liability of Seller with respect to all claims of Buyer relating to any representation or warranty of Seller exceed $40,000.
7 BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller, as of the date hereof, that the following are true in all material respects:
          7.1 The persons whose signatures appear below for Buyer are duly authorized to execute and deliver this Agreement and all other documents, agreements and instruments executed and delivered on behalf of Buyer in connection with the purchase of the Property. This Agreement is a binding agreement of Buyer, enforceable against Buyer in accordance with its terms.
          7.2 INTENTIONALLY LEFT BLANK.
          7.3 Consents; Proceedings; Bankruptcy.
               7.3.1 No proceedings or actions are pending or, to the best of Buyer’s knowledge, threatened, that do or are reasonably foreseeable to materially limit or impair Buyer’s power, authority or right (a) to execute and deliver this Agreement or any

Related Agreement (b) to comply with the terms of this Agreement or any Related Agreement, or (c) to complete the transactions contemplated by this Agreement or any Related Agreement.
          Without limiting the generality of Subsection 7.3.1 of this Agreement:
          (a) There has not been filed by or against Buyer a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee, under state or federal law.
          (b) Buyer has not made an assignment for the benefit of creditors or filed a petition for an arrangement or entered into an arrangement with creditors which petition, proceedings, assignment, or arrangement was not dismissed by final, unappealable order of the court or body having jurisdiction over the matter.
          (c) Buyer is not insolvent, nor has Buyer admitted in writing the inability to pay its debts as they become due.
          (d) Buyer’s execution and delivery of this Agreement and all Related Agreements, compliance with the terms of this Agreement and all Related Agreements, and completion of the transactions contemplated by this Agreement and all Related Agreements, will not conflict with, or result in a breach of, any mortgage, lease, agreement or other instrument, or any applicable judgment, order, writ, injunction, or decree of any governmental authority, to which Buyer is a party or by which it or its properties is bound.
          7.4 Representations and Warranties. All representations and warranties by Buyer set forth in this Agreement shall be true and correct at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date.
          7.5 Survival. The representations and warranties contained in this Article shall survive the Closing..
8 QUALITY OF TITLE.
          8.1 Condition of Title. At Closing, title to the Property shall be good and marketable, free and clear of all liens and encumbrances except for (a) the lien of the current year’s taxes not yet due and payable), (b) the matters disclosed on Schedule 8, (c) any other matters existing as a matter of record as of the date hereof that would not prevent or materially restrict the Property from being used in the same manner that it is currently being used by Seller and (d) any matters approved by Buyer pursuant to Section 5.1.1 of this Agreement (the foregoing items (a) through (d) being collectively known as “Permitted Exceptions” hereunder), and insurable by a title insurance company licensed to do business in Maine and holding membership in the American Land Title Association, at regular rates.
          8.2 Title Report. Buyer shall advise Seller in writing prior to the expiration of the Due Diligence Period whether title is acceptable to Buyer. In the event that title to the Property is not acceptable to Buyer, Buyer shall so notify Seller in writing (the “Title Notice”). The Title Notice shall include a copy of the title report and binder obtained by Buyer. Seller shall have the right, but not the obligation, either (a) to cure the objections set forth in the Title Notice on or before the Closing Date, or (b) to terminate this Agreement by giving notice to Buyer on or before the date which is five (5) business days after Seller’s receipt of the Title Notice. If no such notice from Seller concerning such election is received by Buyer by such date, then Seller shall be deemed to have elected not to cure any such objections and to terminate this Agreement.
          If Seller so elects to terminate or is deemed to have so elected to terminate this Agreement, then this Agreement shall automatically terminate on that date which is five (5) business days after such election or deemed election to terminate unless, prior to the expiration of such five (5) business day period, Buyer waives such objection(s). If this Agreement is so terminated, then the Deposit shall be returned to Buyer and the parties shall have no further obligations or liabilities under this Agreement except as such obligations that expressly survive termination of this Agreement. If this Agreement is not terminated by Seller, and any such objections are not cured by Seller by the scheduled Closing Date (or within the sixty (60) days next following the original Closing Date, if Seller elects to extend the Closing Date to cure any objection(s) pursuant to Section 3.2.1 of this Agreement), then Buyer may at its option, elect either: (y) to waive such objection(s) and consummate the transaction contemplated by this Agreement without adjustment to the Purchase Price or (z) to terminate this Agreement, in which event the Deposit shall be returned to Buyer.
          Notwithstanding anything to the contrary contained in this Agreement, Seller shall in all events be obligated to remove, prior to the Closing Date (i) any liens encumbering the Property to which Seller has consented (such as mortgages); and/or any encumbrances placed or allowed by Seller with the intent of avoiding Seller’s obligations hereunder (collectively, “Seller Encumbrances”) and (ii) any liens which can be discharged solely by the payment of money (collectively “Monetary Liens”).
          If after the expiration of the Due Diligence Period title to the Property becomes encumbered by any matter (including, without limitation, any attachment or lis pendens) other than a Seller Encumbrance or a Monetary Lien (which Seller shall in all events be required to discharge), or a Permitted Exception, Seller shall use reasonable efforts to correct any such encumbrance, except that Seller shall in no event be required to bring suit or otherwise initiate any legal proceedings to clear any such encumbrance. If, despite such reasonable efforts, Seller does not remove (by bonding or otherwise) any such encumbrance to the reasonable satisfaction of the Buyer and Buyer’s Title Insurer on or prior to the Closing Date (which may be extended by Seller, by written notice to Buyer from Seller, by up to sixty (60) days to cure any such encumbrance, pursuant to Section 3.1 of this Agreement), then Buyer shall have the option, exercisable by written notice delivered to Seller on or before the Closing Date, of either (y) accepting the title as it then is and proceeding to Closing or (z) terminating this Agreement, in which event the Deposit shall be returned immediately to Buyer and thereupon neither party shall have any further obligation or liabilities under this Agreement except those that expressly survive termination.
9 ENVIRONMENTAL MATTERS.
          9.1 Representations and Warranties. The Seller represents and warrants to Buyer that:
          9.1.1 the Seller has not received and, to Seller’s actual knowledge, the Property Manager has not received any notice from a governmental authority that: (A) the Property is in violation of any Environmental Laws, (B) except as otherwise disclosed in this Agreement, the Property contains any Hazardous Materials, or any person or entity has caused or permitted any Hazardous Material to be manufactured, generated, processed, produced, disposed on, at, through, or under the Property or any Hazardous Materials to be placed, stored, held, transferred, or transported from or to the Property, (C) there has been a Release on, in, at, under, or from the Property, or (D) Seller is subject to any Enforcement Action in connection with the Property;
          9.1.2 Except as otherwise disclosed in this Agreement, to Seller’s actual knowledge, during Seller’s ownership of the Property, no underground tanks have been located on, in, or under the Property;
          9.1.3 To Seller’s actual knowledge, Seller is not in breach of or has any liability under or respect to any Environmental Law with respect to the Property;
          9.1.4 Seller has not received any written notice of any contemplated, proposed, or pending Enforcement Action with respect to the Property.
For purposes of this Agreement, the following capitalized terms shall have the following meanings:
          “Environmental Laws” shall mean any federal, state and local laws, statutes, ordinances, rules, regulations (including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time (42 U.S.C. § 9601 et seq.)) (“CERCLA”) and the applicable provisions of all applicable state and local statutes, as amended from time to time, and rules and regulations promulgated thereunder), authorizations, judgments, decrees, administrative orders, concessions, grants, franchises, agreements and other governmental restrictions and requirements relating to the environment.
          “Hazardous Materials” shall mean petroleum and petroleum products and compounds containing them, including, without limitation, gasoline, diesel fuel and oil; toxic, corrosive, infectious, carcinogenic, mutagenic, explosive and flammable materials; radioactive materials; polychlorinated biphenyls (“PCBs”) and compounds containing them; lead and lead-based paint (“LBP”); asbestos or asbestos-containing materials (“ACM”) in any form that is or could become friable; urea formaldehyde foam insulation; radon gas; Mold; underground or above-ground storage tanks, whether empty or containing any substance; and any and all substances (whether solid, liquid or gas) now or in the future which are regulated by Environmental Laws.
          “Mold” means any microbial or fungus contamination or infestation in the Property of a type which may pose a risk to human health or the environment or would negatively impact the value of the Property.
          “Release” means any release, deposit, discharge, emission, leaking, leaching`, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposal or other movement of Hazardous Materials.
          “Enforcement Action” means any claim, investigation, suit, arbitration or proceeding, whether judicial or administrative in nature, including, without limitation, any notice of potential liability or request for information under CERCLA.
          9.2 Indemnity. BUYER ACKNOWLEDGES THAT TO THE EXTENT THE PROPERTY OR THE IMPROVEMENTS, IF ANY, CONTAIN HAZARDOUS MATERIALS, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN SECTION ARTICLE 6 AND SECTION 9.1 ABOVE, BUYER SHALL ACCEPT THE PROPERTY (INCLUDING THE IMPROVEMENTS, IF ANY) AT THE CLOSING IN ITS “AS IS” PHYSICAL CONDITION WITH ALL FAULTS. BUYER HEREBY EXPRESSLY ACKNOWLEDGES THAT FROM AND AFTER THE CLOSING, SUBJECT TO THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN SECTION ARTICLE 6 AND SECTION 9.1 ABOVE, BUYER SHALL BE RESPONSIBLE AND LIABLE FOR THE PROPER MAINTENANCE AND/OR HANDLING OF ANY AND ALL HAZARDOUS MATERIALS, IF ANY, LOCATED IN OR ON THE PROPERTY OR IN THE IMPROVEMENTS, IF ANY, IN ACCORDANCE WITH ALL ENVIRONMENTAL REQUIREMENTS, INCLUDING THE REGULATIONS AT 40 C.F.R. SECTION 61 AS AUTHORIZED UNDER THE CLEAN AIR ACT AND ALL REGULATIONS PROMULGATED OR TO BE PROMULGATED UNDER ALL OF THE APPLICABLE LOCAL, STATE OR FEDERAL LAWS, RULES OR REGULATIONS, AS SAME MAY BE AMENDED FROM TIME TO TIME. SUBJECT TO THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN SECTION ARTICLE 6 AND SECTION 9.1 ABOVE, BUYER HEREBY ASSUMES ALL LIABILITY, IF ANY, FOR AND HEREBY INDEMNIFIES AND HOLDS SELLER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITY WHICH SELLER MIGHT INCUR FROM AND AFTER THE CLOSING AS A RESULT OF BUYER’S FAILURE TO COMPLY WITH THE REQUIREMENTS OF THIS SECTION IN CONNECTION WITH BUYER’S PROPER MAINTENANCE AND/OR HANDLING OF ANY AND ALL HAZARDOUS MATERIALS, IF ANY, LOCATED IN OR ON THE PROPERTY OR IN THE IMPROVEMENTS, IF ANY. THIS INDEMNIFICATION SHALL SURVIVE THE CLOSING OF THIS AGREEMENT.
          NOTWITHSTANDING THE FOREGOING, THE INDEMNITY OBLIGATION OF BUYER IN THIS SECTION 9.6 DOES NOT OBLIGATE THE BUYER TO INDEMNIFY SELLER FOR ANY LIABILITY ARISING OUT OF ANY ENVIRONMENTAL CONDITION EXISTING ON THE PROPERTY ON OR PRIOR TO CLOSING, EXCEPT TO THE EXTENT THAT SUCH ENVIRONMENTAL CONDITION WAS CAUSED BY THE BUYER.
10 RISK OF LOSS; INSURANCE.
          10.1 Casualty. If the Property, or any part thereof suffers any damage prior to Closing from fire or other casualty, which Seller shall have no obligation to repair, Buyer shall have ten (10) days from receipt of written notice of such event from Seller to advise Seller that Buyer intends to either (a) terminate this Agreement in which event Buyer shall be entitled to a full refund of the Deposit held by the Escrow Agent; or (b) consummate the

Closing, in which latter event the proceeds of any insurance and any insurance claims covering such damage, up to the amount of the Purchase Price, shall be assigned to Buyer at Closing, and Seller shall credit Buyer for the amount of any deductible under such insurance. If Seller does not receive any such notice from Buyer within such ten (10) day period, then Buyer shall be deemed to have elected option (b) of this Section 10.1.
          10.2 Condemnation. If, prior to Closing, action is initiated or threatened to take any of the Property by eminent domain proceedings or by deed in lieu thereof, Buyer shall have ten (10) days from receipt of written notice of such event from Seller to advise Seller that it intends to (a) terminate this Agreement in which event Buyer shall be entitled to a full refund of the Deposit held by the Escrow Agent; or (b) consummate the Closing, in which latter event the award of the condemning authority shall be assigned to Buyer at the Closing. If Seller does not receive any such notice from Buyer within such ten (10) day period, then Buyer shall be deemed to have elected option (b) of this Section 10.2.
11 DEFAULT AND REMEDIES.
          11.1 Remedies. In the event of Buyer’s failure to close on the acquisition of the Property pursuant to the terms of this Agreement, Seller shall be entitled to the Deposit paid to date as fixed and liquidated damages, which shall constitute Seller’s sole and exclusive remedy at law or in equity for such failure, and Buyer shall have no further liability hereunder. In the event of a default by Seller of its obligations under this Agreement, Buyer shall have the following remedies: (i) to terminate this Agreement by giving Seller written notice of such election at or prior to Closing, whereupon Escrow Agent shall return the Deposit and this Agreement shall be of no further force and effect except for Seller’s obligations pursuant to Section 11.2 hereof and except with respect to obligations which expressly survive termination of this Agreement, or (ii) to obtain a court order for specific performance. In no event shall Buyer or Seller be liable to the other for any punitive, speculative, consequential or other damages resulting from a default hereunder.
          11.2 Reimbursement of Buyer Diligence Costs. In the event Buyer elects to terminate this Agreement pursuant to the foregoing Section 11.1 as a result of a material breach or material default (beyond the expiration of any cure period) by Seller of the provisions of this Agreement, Seller shall reimburse Buyer for Buyer’s out-of-pocket third party costs and expenses incurred in connection with the negotiation of this Agreement and in conducting its Diligence, but in no event in an amount more than $75,000.00.
          11.3 Holdback.
               11.3.1 In order to secure any liability of Seller that, according to the express terms and conditions of this Agreement, survive the Closing, Seller shall deposit with Escrow Agent at Closing funds (the “Holdback Funds”) in the amount of Four Hundred Thousand and No/100 Dollars ($400,000.00). Escrow Agent shall hold and/or disburse the Holdback Funds in accordance with this Section 11.3.
               11.3.2 Escrow Agent shall deliver some or all of the Holdback Funds to Buyer or Seller, as the case may be, as follows:
                    11.3.2.1 to Buyer, after receipt of Buyer’s written demand in which Buyer certifies that (i) Seller has a cash liability in a specified amount to Buyer under the terms of this Agreement and that Buyer is thereby entitled to receive such specified amount from the Holdback Funds; but Escrow Agent shall not honor Buyer’s written demand until more than fifteen (15) business days after Escrow Agent has sent a copy of Buyer’s written demand to Seller and Seller’s counsel in accordance with Section 13.2 hereof, nor thereafter if Escrow Agent receives a Notice of Objection (as hereinafter defined) from Seller or Seller’s counsel within such fifteen (15) business day period; or
                    11.3.2.2 to Seller, (a) after receipt of Seller’s written demand following the date which is ninety (90) days following the Closing Date, $200,000 of the Holdback Funds; (b) after receipt of Seller’s written demand following the date which is one hundred eighty (180) days following the Closing Date, the amount of $100,000 of the Holdbank Funds; and (c) after receipt of Seller’s written demand following expiration of the Survival Period, the balance of the Holdback Funds.

Upon receipt of a written demand from Buyer or Seller under the foregoing Sections 11.3.2.1 or 11.3.2.2, Escrow Agent shall send a copy of such written demand or notice to the other party. Buyer shall have no right to make a demand for distribution of any portion of the Holdback Funds from and after, and Escrow Agent shall immediately honor any written demand by Seller for distribution of such portion of the Holdback Funds as to which Buyer has made no demand for distribution prior to, the last day of the Survival Period.
                    11.3.3 Escrow Agent shall at all times place and maintain the Holdback Funds in an Approved Investment Account (as defined below). The interest, if any, which accrues on such Approved Investment shall be deemed part of the Holdback Funds. Escrow Agent may not commingle the Holdback Funds with any other funds held by Escrow Agent.
                    11.3.4 If Escrow Agent is uncertain for any reason whatsoever as to its duties or rights hereunder, notwithstanding anything to the contrary herein, Escrow Agent may (a) hold the Holdback Funds, (b) deposit the Holdback Funds into any court of competent jurisdiction and bringing of any action of interpleader or any other proceeding; and/or (c) in the event of any litigation between Buyer and Seller, deposit the Holdback Funds with the clerk of the court in which such litigation is pending. If the Holdback Funds are deposited in a court of competent jurisdiction by Escrow Agent, Escrow Agent shall be entitled to rely upon the decision of such court. In the event of any dispute whatsoever among the parties with respect to disposition of the Holdback Funds, Seller and Buyer shall pay the attorney’s fees and costs incurred by Escrow Agent (which said parties shall share equally, but for which said parties shall be jointly and severally liable) for any litigation in which Escrow Agent is named as, or becomes, a party.
12 CURE OF DEFAULT. No failure or default by Buyer or Seller shall result in the termination or limitation of any right granted hereunder or the exercise of any rights or remedies with respect to such failure or default unless and until Buyer or Seller shall have been notified in writing by the other party of such failure and shall have failed to remedy the same within fifteen (15) days after the receipt of such written notice. If such failure or default cannot reasonably be cured within such fifteen (15) day period, then the curing party shall be entitled to an additional period in which to effect such cure; provided, that the curing party shall (a) commence action to cure the default or failure within the initial fifteen (15) day period referred to above, (b) diligently pursue completion of the curative action, and (c) complete such cure, to the other party’s reasonable satisfaction within fifteen (15) days after expiration of the initial fifteen (15) day period referred to above.
13 MISCELLANEOUS.
          13.1 Broker’s Commission. Except for Pinnacle Realty Investments (the “Broker”) which is being paid by Seller pursuant to a separate agreement, and Grubb & Ellis/Paragon Commercial Real Estate, which is being paid by Buyer pursuant to a separate agreement, neither Seller nor Buyer has contacted any real estate broker, finder or similar person in connection with the transaction contemplated hereby. To the actual knowledge of Seller and Buyer, no Acquisition Fees (as hereafter defined) have been paid or are due and owing to any other person or entity. As used herein, “Acquisition Fees” shall mean all fees paid to any person or entity in connection with the selection and purchase of the Property, including real estate commissions, selection fees, and non-recurring management and start-up fees, development fees or any other fee of similar nature. Seller and Buyer each hereby agree to indemnify and hold harmless the other from and against any and all claims for Acquisition Fees or similar charges with respect to this transaction arising by, through or under the indemnifying party and each further agrees to indemnify and hold harmless the other from any loss or damage resulting from an inaccuracy in the representations contained in this Section 13.1. This indemnification agreement of the parties shall survive the Closing.
          13.2 Notices. Any notices, requests, demands or other communications hereunder shall be in writing and sent by (i) certified mail, return receipt requested, (ii) by commercial overnight or other courier service providing a receipt upon delivery, or (iii) by facsimile transmission (provided the original notice is subsequently delivered in person or by mail or delivery service as set forth herein) addressed as follows:

TO BUYER:	athenahealth 311 Arsenal Street Watertown, MA 02472 Attn: Timothy O’Brien and Daniel Orenstein Phone: 617.402.1678 Fax: 617.402.1099

COPY TO:	Goodwin Procter LLP Exchange Place 53 State Street Boston, MA 02109 Attn: Christopher B. Barker Phone: 617.570.1462 Fax: 617.227.8591

TO SELLER:	Northport, LLC c/o Erickson Retirement Communities, LLC 701 Maiden Choice Lane Baltimore, Maryland 21228 Phone: 410-402-2356 Fax: 410-402-9691

COPY TO:	Karl Zeile Capital Research & Management Company 11100 Santa Monica Boulevard Los Angeles, California 90025 Phone: 310-996-6334 Fax: 310-996-6512

COPY TO:	Anthony T. Fratianne, Esq. Drummond Woodsum & MacMahon 84 Marginal Way, Suite 600 Portland, Maine 04101-2480 Phone: 207-772-1941 Fax: 207-772-3627
          All such notices shall be deemed given when delivered to the addressee, as evidenced by a facsimile confirmation sheet, the return receipt provided to the sending party by the United States Postal Service or confirmation of delivery by the commercial overnight or other courier service, as the case may be. Any changes to the above addressees and/or addresses shall be effective upon the giving of a notice of any and all such changes to the other party in accordance with the terms of this subparagraph.
          13.3 Survival. Except as otherwise provided herein, all representations, warranties, covenants, agreements and indemnifications set forth in or made pursuant to this Agreement shall remain operative and shall survive the Closing and the execution and delivery of the deed and bill of sale to the Property conveyed pursuant to this Agreement, and shall not be merged therein.
          13.4 Entire Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to be an integration of all prior agreements, conditions or undertakings between the parties hereto. Except as expressly set forth herein or as contained in contemporaneous written agreements, there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, expressed or implied, between Buyer and Seller.

          13.5 Relationship of the Parties. Notwithstanding any other provision of this Agreement, or any agreements, contracts or obligations which may derive herefrom, nothing herein shall be construed to make the parties hereto partners or joint venturers, or to render either party liable for any of the debts or obligations of the other party, it being the intention of this Agreement to merely create the relationship of Seller and Buyer with regard to the Property to be conveyed pursuant hereto.
          13.6 Amendments; Waivers. No change or modification of this Agreement shall be valid unless the same shall be in writing and executed by Buyer and Seller. No purported or alleged waiver of any of the provisions of this Agreement shall be binding or effective unless in writing and signed by the party against whom it is sought to be enforced.
          13.7 Assignment.
          13.7.1 Buyer may assign this Agreement (without the written consent of Seller) to any entity with whom Buyer may merge or consolidate; otherwise, Buyer may not assign its rights and obligations hereunder without the prior written consent of Seller, such consent not to be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, Buyer may upon prior written notice to Seller given not less than three (3) Business Days prior to the Closing may assign its rights and delegate is duties under this Agreement to an entity which is owned or controlled by or under common control with, directly or indirectly, Buyer for the purposes of closing on the transaction provided that such assignment shall not delay the Closing and shall not require Seller to obtain any additional or revised third party consents, certificates or approvals.
          13.7.2 Seller may assign this Agreement (without the written consent of Buyer) to any entity with whom Seller may merge or consolidate; otherwise, Seller may not assign its rights and obligations hereunder without the prior written consent of Buyer, such consent not to be unreasonably withheld, delayed or conditioned.
          13.7.3 No transfer by Seller or Buyer, whether with or without the consent of the other party: (i) shall operate to release such transferring party or alter such party’s primary liability to perform its obligations under this Agreement or (ii) shall cause the other party to incur any cost or other economic detriment in connection with such transfer. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
          13.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maine.
          13.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          13.10 Authority. Each party warrants to the other that it has full authority to enter into and perform this Agreement, and that the parties executing this Agreement have been fully authorized to do so. Buyer represents to Seller that Buyer is duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in Maine. Seller represents to Buyer that Seller is duly organized, validly existing and in good standing under the laws of the State of Maryland and in good standing under the laws of the State of Maine.
          13.11 Time. Subject to the cure provisions hereof, time shall be of the essence in this Agreement.
          13.12 INTENTIONALLY LEFT BLANK.
          13.13 Partial Invalidity. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable, then the remainder of this Agreement or the application of each term or provision hereof to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and each term shall be valid and enforceable to the fullest extent permitted by law.

          13.14 Date. If the last day of any time period or any date for the performance of the Closing or other action specified herein, falls on a Saturday, Sunday or legal holiday, the period of the required action shall be extended until 5:00 PM on the next business day. This Agreement shall be dated as of the date that fully executed originals are delivered to each of the parties hereto.
          13.15 Successors and Assigns. The parties hereto hereby bind themselves, their heirs, personal representatives, successors and permitted assigns for the faithful performance of this Agreement.
          13.16 Attorneys’ Fees. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages as herein provided, reasonable attorneys’ fees incurred in such suit.
14 ESCROW AGREEMENT.
          14.1 Deposit. The Escrow Agent shall place all sums held by the Escrow Agent (the “Escrowed Sums”) in an interest bearing account with any federally insured trust company, bank, savings bank, savings association, or other financial services entity approved by Seller and Buyer, in the name of Escrow Agent with the designation “as escrow agent” (an “Approved Investment Account”). Seller and Buyer agree to separately execute any escrow agreement reasonably requested by the Escrow Agent.
15 CONFIDENTIALITY.
          15.1 Non-Disclosure. From and after the date of this Agreement or unless with the prior written consent of the other party, neither Buyer nor Seller shall prior to the Closing (i) make or permit to be made any announcements or press releases concerning the terms of this Agreement, or (ii) or except as required by applicable law, disclose or permit to be disclosed, directly or indirectly, to any person or entity any Confidential Information. For purposes of this Agreement, the term “Confidential Information” shall mean, with respect to any person, all non-public information regarding the Property or this transaction, of whatsoever nature made available to such person, pursuant to the terms of this Agreement.
          15.2 Limited Disclosure to Advisors. Notwithstanding the foregoing Section 15.1, each party shall have the right to disclose Confidential Information to its employees, investors, partners, lenders, attorneys, accountants, prospective lenders, affiliates and agents, and/or to any government agency, tribunal or other body, to the extent such disclosure is (a) reasonably necessary in connection with the evaluation or consummation of this transaction or (b) required by applicable law, including without limitation any required disclosures under any applicable securities laws.
          15.3 Limited Responses to Media Inquiries. Notwithstanding the foregoing Section 15.1, Buyer and Seller shall have the right to respond to media inquiries initiated by any third parties and, to the extent reasonably required to protect their respective commercial interests, make announcements or press releases in response to any similar announcements or press releases that are made by third parties; provided, however, that in no event shall Buyer or Seller disclose in such announcements or press releases the economic terms of this Agreement or the identity of the other party to this Agreement.
          15.4 Recording; Equitable Interest. This Agreement shall not be recorded. Prior to Closing, this Agreement shall not be deemed or construed to give Buyer any equitable ownership of, or title to, the Property.
16 WARN ACT.
     In the event that Seller terminates the existing management agreement with Property Manager pursuant to Section 3.3.11 hereof, Buyer agrees that it shall offer to hire or cause to be offered to be hired effective at and upon the Closing, and after the Closing shall maintain or cause to be maintained the employment of, in each case upon terms and conditions of employment sufficiently similar to terms and conditions prior to Closing, a sufficient number of Employees so that none of Seller, Property Manager or their respective affiliates shall be required to give any layoff, closing or other termination notices or otherwise incur any liability pursuant to the provisions of the WARN Act or any Maine law comparable to the WARN Act. Seller shall cause Property Manager to cooperate reasonably with Buyer or its designated Resort manager to facilitate Buyer’s compliance with this Section 16. If Buyer, or any designee or management company engaged by Buyer to employ Resort personnel, elects not to hire a particular Employee at Closing, or, if following the Closing, Buyer or such designee or management company desires to terminate the employment of any Employee hired by Buyer or its designee or management company, Buyer shall be solely responsible for complying or causing compliance with all applicable provisions of federal, state and municipal laws and regulations relating to such action, including without limitation any applicable provisions of the WARN Act. It is agreed that the number of Employees hired, the selection of which Employees are hired, and the initial terms and conditions of employment for each Employee hired by Buyer, or its designee or management company engaged by Buyer to employ Resort personnel, shall be solely determined by Buyer or such designee or management company, provided such terms and conditions of employment satisfy the provisions of this Section 16. Buyer shall, subject to Buyer’s receipt of an accurate Employee Roster and WARN Act Schedule pursuant to Section 5.1.13 above, save, protect, defend, indemnify and hold Seller and its affiliates harmless from and against any losses (including, but not limited to, payments made to Property Manager as the employer of the Employees) which may be incurred or suffered by any of them under the WARN Act arising out of, or relating to, any actions taken by Buyer prior to, on or after the Closing Date with respect to Buyer’s obligations under this Section 16.
[Signatures Follow]

     IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement in counterparts to be executed by its duly authorized officer on the day and year designated next to their respective signatures.

WITNESS:	SELLER:

POINT LOOKOUT, LLC, a Maryland limited liability company

	By:	THE ERICKSON FOUNDATION, INC., a Maryland corporation Its manager

[ILLEGIBLE]	Name:	/s/ Scott R. Erickson

Scott R. Erickson
Director

	Date:	3/29/2011

WITNESS:	BUYER:

athenahealth, Inc.

	By:	/s/ Timothy M. Adams

	Name:	Timothy M. Adams

	Title:	CFO

	Date:	3/29/2011

     Entered into this 29th day of March, 2011, solely for the purpose of agreeing to be bound by the terms and provisions applicable to the Escrow Agent in this Agreement.

ESCROW AGENT:

By:	/s/ Jason Jones

Name:	Jason Jones

Title:	Manager Centralized Escrow Service

Date:	3/29/2011

Exhibit A
DESCRIPTION OF THE LAND

(1) THAT tract of land located on the northerly side of U, S, Route I and the southerly shore of Knights Pond in the Town of Northport, County of Waldo, State of Maine, being more particularly described as follows:
BEGINNING at a paint on the northerly right-of-way line of U. S. Route 1 at the northeast corner of land conveyed by Brace bridge Corporation to the State of Maine as described in a deed recorded in Book 2035, Page 141 of the Waldo County Registry of deeds. Said paint of beginning being N 78°12’03” W and 1398.46 feet from a 5/8 inch rebar set at the southwest corner of land formerly of Paul T. & Melissa Andrews (Bo 1657-p.212), Said point of beginning also being 50 feet northerly of the baseline shown on a plan by the Maine Department of Transportation dated July 2000 and filed in D.O. T. File No. 14-24B as measured along a line normal to station 22+50.00 of said baseline.
THENCE southwesterly along said land conveyed by Bracebridge Corporation to the State of Maine as described in a deed recorded in Book 2035, Page 141 and along a curve concave to the southeast having a radius of 1482.50 feet and an arc length of 272. 31 feet. The chord of this curve bears S 86°57’47” W a distance of 271.93 feet.
THENCE S 81’42’03” W along said land conveyed by Braccbridge Corporation to the State of Maine as described in a deed recorded in Book 2035, Page 141, a distance of 695.04 feet.
THENCE southwesterly along said land conveyed by Bracebridge Corporation to the State of Maine as described in a deed recorded in Book 2035, Page 141 and along a curve concave to the southeast having a radius of 1482.50 feet and an are length of 95.04 feet, The, chord of this curve bears S 79°51’5 l” W a distance of 95.02 feet.
THENCE S 11°58’20” E along said land conveyed by Bracebridge Corporation to the State of Maine as described in a deed recorded in Book 2035, Page 141, a distance of 6. 07 feet to the northerly right-of-way line of U. S. Route One.
THENCE southwesterly along a stone wall and said northerly right-of-way line of U, S, Route 1 to a 5/8 inch rebar set at the corner of a stone wall. The tie line along this course is S 72°5l “27” W and 196,72 feet,
THENCE S 66’08’08” W along said stone wall and the northerly right-of-way line of V, S, Route 1, a distance of 41.88 feet to a 5/8 inch rebar set.
THENCE S 72°18’02” W along the northerly right-of-way line of U, S, Route 1, a distance of 512.01 feet to a 5/8 inch rebar set.
THENCE N 05°l2’01” W along said right-of-way line of U, S, Route 1, a distance of 12.29 feet to a 5/8 inch rebar set.
THENCE S 72°18’02” W along the northerly right-of-way line of U. S. Route 1, a distance of
Exhibit A — Page 2

105.84 feet to a 5/8 inch rebar set,
THENCE S 17°4l’58” E along said right-of-way line of U. S. Route I, a distance of 12.00 feet to a 5/8 inch rebar set.
THENCE S 72°l8’02” W along the northerly right-of-way line of U. S. Route I, a distance of 13.67 feet to a 5/8 inch rebar set at P.T. Station 3+36.33.
THENCE southwesterly along a curve concave to the northwest having a radius of 2652. 80 feet, a delta angle of 01°07’18”, and an arc length of 51.93 feet to a 5/8 inch rebar set at the southeast corner of land now or formerly of Isabel Z. Ames (Bk 796-p. 389). The chord along this curve is S 72°5l’4l” W and 51.93 feet.
THENCE northwesterly partially along a stone wall and easterly line of said land now or formerly of Ames to a 5/8 inch rebar set, The tie line along this course is N 08°03’44” W and 279.46 feet.
THENCE S 80°25’l5” W along the northerly line of said land now or formerly of Ames, a distance of 282. 08 feet to a 5/8 inch rebar set.
THENCE northwesterly partially along a stonewall and on or near the easterly line of land now or formerly of Preston A. Wade, et ales (Bk 601-p.285) to a 5/8 rebar found. The tie line along this course is N 08°49’33” W and 4055.72 feet.
THENCE N 08°52’ l l’ W along said land now or formerly of Preston A. Wade, et als (Bk 601-p. 285) and on or near the easterly line of Hans & Briggita Gautschi (Bk 801-p.113) a distance of 408.65 feet to a 5/8 inch rebar found at the southwest corner of land now or formerly of The Nature Conservancy of The Pine Tree State (Bk 1071-p.72).
THENCE N 69°16’l3” E along the southerly line of said land now or formerly of The Nature Conservancy of The Pine Tree State, a distance of 1295.78 feet to a 5/8 inch rebar found.
THENCE S 19°46’48” E along the westerly line of said land now or formerly of The Nature Conservancy of The Pine Tree State, a distance of 400. 02 feet to a 5/8 inch rebar found,
THENCE N 69° l 9’08” E along the southerly line of said land now or formerly of The Nature Conservancy of The Pine Tree State, a distance of 607.69 feet to ½ inch pipe found,
THENCE N 17°34’2l” W along the easterly line of said land now or formerly of The Nature, Conservancy of The Pine Tree State, a distance of 130.60 feet to ¾ inch pipe found.
THENCE in the same direction along the northeasterly line of said land now or formerly of The Nature Conservancy of the Pine Tree State, a distance of 40 feet to the high water line of Knights Pond.
THENCE in n general direction of east, north and southeasterly along the high water line of the
Exhibit A —Page 3

southerly shore of Knights Pond, a distance of 1232 feet to southwesterly line of land now or formerly of the Town of Northport (Bk 651 “p.401).
THENCE S 19°l9’27” E along the southwesterly line of said land now or formerly of the Town of Northport, a distance of 15 feet to a 5/8” rebar set. The following tie lines from the ¾ inch pipe found to the 5/8 inch rebar set are as follows — S 85°56’28” E and 311,78 feet to a stone monument and g 36°l l ’02” E and 167.58 feet to the 5/8 inch rebar set.
THENCE S 19°19’27” E along the southwesterly line of said land now or formerly of the Town of Northport, a distance of 2545.96 feet to a 5/8 inch rebar set.
THENCE N 71°l3 ’27” E along the southerly line of said land now or formerly of the Town of Northport, a distance of 750.87 feet to a 5/8 inch rebar set on the apparent southwesterly right- of-way line of Knights Pond Road.
THENCE southeasterly along said apparent southwesterly right-of-way line of Knights Pond Road and said land now or formerly of the Town of Northport to a 5/8 inch rebar set. The tie line of this course bears S 38°56’57” E and 256.45 feet.
THENCE S 18°46’33” E along the southwesterly line of said land now or formerly of the Town of Northport, a distance of 287.29 feet to a 5/8 inch rebar set.
THENCE N 71°l3’27” E along the southeasterly line of said land now or formerly of the Town of Northport, a distance of 87.98 feet to a 5/8 inch rebar set on the apparent southwesterly right-of-way line of Knights Pond Road.
THENCE N 71°l3’27” E crossing said Knights Pond Road and along the southeasterly line of said land now or formerly of the Town of Northport, a distance of 471.83 feet to a 5/8 inch rebar set.
THENCE S 18°46’33” E along said land now or formerly of the 1nhabitants of the Town of Northport, a distance of 330.00 feet to a stake and stones found,
THENCE N 71°50’42” E along said land now or formerly of the Inhabitants of the Town of Northport, a distance of 401.87 feet to a stake and stones found.
THENCE southeasterly partially along a stone wall and along land now or formerly of Ryanland Limited Partnership, LLP (BK 1712-P.237, Parcel 1) to a stake and stones found. The tie line for this course is S 18°50’56” E and 962.45 feet.
THENCE S 69°09’27” W along said land now or formerly of Ryanland Limited Partnership, LLP, a distance of 249.22 feet to a 5/8 inch rebar set.
Exhibit A — Page 4

THENCE S 20°50’33” E along said land now or formerly of Ryan land Limited Partnership, LLP, a distance of 594.34 feet to a stake and stones found at the northeast corner of land now or formerly of Allan & Renate Tower (BK 821-P.367),
TIKNCE S 71°I 3’27” W along said land now or formerly of Tower, a distance of 175,45 feet to a 5/8 inch rebar set,
THENCE southeasterly partially along a stone wall and along said land now or formerly of Tower to a 5/8 inch rebar set on the northerly right-of-way line of U. S, Route 1. The tie-line for this course is S 18°46’33” E and 468, 72 feet.
THENCE southwesterly along said northerly right-of-way line and along a curve concave to the northwest having a radius of 1686.00 feet and an are length of 607, 06 feet to a 5/8 inch rebar found capped “LABRANCIIE” on the westerly right-of-way line of Knights Pond Road. The chord of’ this curve is S 77°29’06” W and 603.79 feet.
THENCE N 88°l 3’34” W along said northerly right-of-way line of U, S, Route 1, a distance of 147.06 feet to n. 5/8 inch rebar set.
THENCE northwesterly along said northerly right-of-way line of U, S. Route I to a 5/8 inch rebar set. The tie-line for this course is N 82°09’09” W and 354.51 feet.
THENCE northwesterly approximately 1400 feet along said northerly right-of-way line, of U, S. Route I back to the point of beginning, The tie-line for this course is N 78°l2’03” W and 139846 feet.
TOGETHER with any and all rights the grantor may have in and to the shore of Knight’s Pond that is appurtenant to the above described property.
EXCEPTING AND RESERVING so much of the following rights-of-way as are now in existence and legally enforceable:
A 20 foot wide easement granted from Cassida to Bubal (BK 832, PG 226)
Book 604, Page 330 reserves rights-of-way to the Richards and Miller lots
ALSO CONVEYING any interest in the right-of-way granted by the Town of Northport to Bublak in Book 785, Page 764.
ALSO CONVEYING all rights in that certain right-of-way granted from the Town of Northport
Exhibit A — Page 5

to David Cassida and Marilyn Cassia in a boundary agreement dated June 14, 1996 and recorded in the Waldo County Registry of Deeds in Book 1621, Page 088.
SUBJECT TO a public easement 3 rods wide over Knights Pond Road as described in a stipulated judgment, dated January 21, 2000, in an action captioned “Inhabitants of the Town of Northport v. Edward J. Lenza, Jar, “,,Waldo County Superior Court (CV-99-29), recorded in the Waldo County Registry of Deeds in Book 1975, Page 211.
SUBJECT TO the terms, conditions,,restrictions and easements described in a conservation easement granted by Bracebridge Corporation to Coastal Mountains Land Trust recorded in Book 2004, Page 57 and Book 2498, Page 263.
SUBJECT TO utility easements granted by Bracebridge Corporation to Central Maine Power Company recorded in Book 2266 Page 002,
SUBJECT TO drainage easements granted by Bracebridge Corporation to the State of Maine recorded in Book 2035, Page 141.
SUBJECT TO Department Orders of the State of Maine Department of Environmental Protection recorded in the Waldo County Registry of Deeds in Book 1855, Page 271, Book 1870, Page 308, Book 1913, Page 182, Book 1913, Page 186, Book 1949, Page 293, Book 1955, Page 077,,Book 1966, Page 272, Book 1994,Page 20 7, Book 2029,,Page 138, Hook 2058, Page 006, Book 2067, Page 123, Book 2081, Page 043, Book 2081, Page 048, Book 2093, Page 309, Book 2180, Page 021, Hook 2180, Page 025, Book 2188, Page 183, Book. 2253, Page 017, Book 2255, Page 189, and Book 2429, Page 003.
MEAN1NG and intending to describe 387.3 acres of land as shown on a plan entitled “BRACEBRIDGE CORPORATION, NORTHPORT SITE, OVERALL SURVEY PLAN”, by Gartley & Dorsky Engineering & Surveying dated January 16, 2006. All directions are Magnetic North 1987. All 5/8 inch rebar set are marked with a plastic surveyor’s cap stamped “COFFIN ENG PLS 1292” or “COFFIN ENG 1292 2290”.
For source of title see the following deeds to Bracebridge Corporation and MBNA Properties, Inc, . as recorded in the Waldo County Registry of Deeds: Hook 1522-Page 306, Book 1591-Page 225, Book 2096-Page 253, Book 1615-Page 55, Book 1617-Page 110,,Book 1621-Page 97, Book 1676-Page 245, Book 1975-Page 214, Hook 1983-Page 101, Hook 2090-Page 265, Book 2129- Page 148, excepting there from a parcel conveyed by Bracebridge Corporation to the State of Maine at Book 2035, Page 141, MBNA Properties, Inc. changed its name to Bracebridge Corporation as stated on a Certificate recorded in Book 1624, Page 126.
(2)Often Tract
Exhibit A — Page 6

Three certain lots or paretic of land, together with any buildings thereon, situated in the Town of Lincolnville, County of Waldo, State of Maina, bounded and described as follows:
PARCEL ONE: BEGINNING on the southerly side of County Road leading from Duck Trap Bridge to Northport at the northeasterly corner of land of Marjorie Sheets, now or formerly, being the lot deeded to Harry Thomas Nightingale toy Augusta E. Wade by deed recorded in Waldo Registry at Book 317, Page. 323; thence by said road generally northeasterly 112 feet, more or less, to land now or formerly of Helen Porter; thence turning and following line of said Porter southerly 132 feet, more or less, to a corner; thence turning and running generally easterly on line of said Porter 78 feet, more or less, to a stone wall; thence turning and running generally southerly by line of said Porter indicated by a stone wall and continuing to Penobscot Bay, the same being 500 feet, more or less; thence turning and running generally westerly by line of Penobscot Bay 270 feet, more or less, to land of heirs of E. L. Wade; thence turning and running generally northerly by line of said Wade’s land 576 feet, more or less, to line of land of Marjorie Sheets, now or formerly; thence turning and running generally easterly by line of said Sheets 74 feet, more or less, to a corner; thence turning and running generally northerly by line of said Sheets 165 feet, more or less, to place of beginning at the road, The above-described real estate being all of the same located southerly of the road above mentioned. This is a part of the real estate formerly owned by Benjamin wade and by him willed to Augusta E. French who was the owner of the same at the time of her decease,
PARCEL TWO: BEGINNING at the southerly side of the County. Road leading from Duck Trap Bridge, so-called, Co Northport nearly opposite Austin Wade’s house, now or formerly, where the wall

Exhibit A — Page 7

running to the shore joins the wall on the road; thence on said wall first mentioned southerly 8 rods to a stake and stones; thence westerly on same course of the road 4 rods and 12 feet to a stake and stones; thence northerly on such a course as will strike the road 4 rods from the place of beginning 8 rods; thence on said road easterly 4 rods to the place of beginning.
FOB REFERENCE to PARCEL ONE and PARCEL TWO above, see Warranty Deed from Anne G. Lamont and John R. Porter to Robert P. and Rebecca Otten, and Walfred and Mary Scofield dated December 31, 1986 and recorded at the Waldo County Registry of Deeds in Book 939, Page 252 and deed of Walfred and Mary scofield to Robert P. and Rebecca Otten dated April 5, 1991, and recorded in the Waldo Registry of Deeds in Book 1212, Page 107.
PARCEL THREE: BEGINNING at a stake and stones in the line of U.S. Route #1 leading from Ducktrap to Belfast on the southerly side of said road; thence westerly on said road about eight and one-half rods to land formerly of Helen D. Porter; thence southerly by said land formerly of Helen D. Porter along the stone wall to Penobscot Bay; thence easterly along the line of shore of said Bay to land now or formerly of Wade; thence northerly thirty-five rods, more or less, by the land of said Wade to the place of beginning.
RESBRVING to the grantors, their heirs and assigns, a right-of-way over and across the premises hereby conveyed to land now or formerly of Wilhelmina A. Layton adjacent thereto for use in common with the grantee; said right-of-way to be over and across the present driveway on said premises as now laid out and established, expressly limiting the right herein reserved to ingress and egress and specifically excluding the right within this reservation to park any vehicle within the limits of said driveway.
FOR REFERENCE to PARCEL THREE, see Warranty Deed from Wilhelmina A. Layton to Robert P. Otten and Rebecca W. otten dated April 12, 1985 and recorded at the Waldo County Registry of Deeds in Book 845, Page 131.
EXCEPTING AND RESERVING THEREFROM that portion of the above-described parcels as described in deed of Robert P. Otten and Rebecca Otten to Sheri s. McGrath dated December 22, 1992 and recorded at the Waldo County Registry of Deeds in Book 1345, Page 206.
(3) Niles Tract
That certain lot or parcel of land situated in Northport, Waldo County, Maine, bounded and described as follows:

Exhibit A — Page 8

     BEGINNING at the high water mark of Penobscot Bay near an iron rod set in the shore of Penobscot Bay, which rod is located one hundred sixty (160) feet, more or less, easterly of a point at the intersection of the boundary line dividing the Town of Lincolnville and the Town of Northport, and Penobscot Bay; thence North 06’ East, four hundred ninety-one (491) feet, more or less, to an iron rod set in the southerly line of U.S. Route l; thence easterly following the line of U.S. Route 1, one hundred ninety (190) feet, more or less, to an iron rod; thence south 04” West, five hundred fifty-four (554) feet, more or less, to an iron rod set in the shore of penobscot Bay; thence westerly following the high water mark of Penobscot Bay, two hundred (200) feet, more or less, to the place of beginning.
     MEANING AND INTENDING to describe and to convey herein the same premises conveyed by Elaine M. Niles to Richard I. Niles and Elaine M. Niles dated June 17, 1983 and recorded at the Waldo County Registry of Deeds in Book 811, Page 911.

Exhibit A — Page 9

Exhibit B
PERSONAL PROPERTY

Year Placed In
Service	Building	Description	Asset Number
2008	FACILITIES	Chevrolet	VIN1GCFH154881192858
2008	FACILITIES	Chevrolet	VIN1GCFH154081150958
2008	FACILITIES	Chevrolet	VIN1GCGG25C481104411
2008	FACILITIES	Chevrolet	VIN1GCGG25C181105029
2008	FACILITIES	Chrysler	VIN2A8HR64X98R750204
2008	FACILITIES	Ford F250 4x4 Pick Up	VIN1FTSW21528EA29642
2008	FACILITIES	Ford F150 4x4 Pick Up	VIN1FTPX14528FB45622
2008	FACILITIES	Ford Ranger 4x4 Pick Up	VIN1FTZR15EX8PA62449
2008	FACILITIES	Ford Ranger 4x4 Pick Up	VIN1FTZR45E28PB01231
2006	FACILITIES	GMC Savana 2500 Van	VIN1GTGG25VX61158813
2009	FACILITIES	Chevrolet 14 Passenger Shuttle	VIN1GBJG31K591142776
	FACILITIES	John Deere Gator	FE290D479037
2008	FACILITIES	Kawasaki Mule	JK1AFCE147B49
2002	FACILITIES	Polaris 700 ATV	4XACH68A22A702573
2008	FACILITIES	E-Z-GO
2008	FACILITIES	Haulmark	16HPB16278PO69107
2008	FACILITIES	ET1800	109FS151982022091
2009	FACILITIES	ET600016SGR Dual Axle Trailer	109FS212192022017
	FACILITIES	Power Clear Snow Thrower
2009	FACILITIES	Walker 26hp Kohler / 48” Mower	S/N 102422
2009	FACILITIES	Walker 26hp Kohler / 48” Mower	S/N 102421
2009	FACILITIES	Walker 26hp Kohler / 48” Mower	S/N 101209
	FACILITIES	Walker RB6650 47” Rotary Broom	S/N 2805295
	FACILITIES	Implement Hitch with 1390 wheels	IH6620
2009	FACILITIES	Billy Goat Truck Loader Vacuum	S/N 120208013
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072829
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072804
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072805
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072806
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072807

1 of 25

Year Placed In
Service	Building	Description	Asset Number
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072808
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072809
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072810
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072811
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072812
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072813
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072814
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072815
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072816
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072817
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072818
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072819
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072820
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072821
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072822
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072823
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072824
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072825
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072826
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072827
1995	GINLEY HALL	BERCO TABLE-VENEER TOP/KNO	C000000072828
1996	GINLEY HALL	(3) OAK END TABLES	CFE0000001715
1997	GINLEY HALL	(2) STEELCASE CHAIRS/72C	CFE0000006980
1997	GINLEY HALL	(4) STEELCASE CHAIRS/72C	CFE0000006981
1997	GINLEY HALL	(8) BEACHLEY LOUNGE CHAIRS/STRAW COLOR/YAM	CFE0000012362
1997	GINLEY HALL	(3) LABARGE COFFE TABLES	CFE0000014075
1997	GINLEY HALL	(6) EAST INDIA PARTY TABLE	CFE0000014070
1997	GINLEY HALL	(6) PRISCILLA BISTO TABLE	CFE0000014071
1997	GINLEY HALL	(4) ENGLISH CLAW AND BALL CHAIRS	CFE0000014098
1997	GINLEY HALL	(6) LABARGE END TABLES	CFE0000014074

2 of 25

Year Placed In
Service	Building	Description	Asset Number
1997	GINLEY HALL	(13) NORWOOD LAMP TABLE	CFE0000014072
1997	GINLEY HALL	COM FABRIC #3964 MON OLIVE VIN	CFE0000014073
1997	GINLEY HALL	(9) MIDBACK CALLIOPE CHAIRS	CFE0000014097
1997	GINLEY HALL	(5) DARK HARBORSIDE TABLE	CFE0000014065
1997	GINLEY HALL	(16) NEWPORT CHAIRS	CFE0000014067
1997	GINLEY HALL	(42) PRISCILLA BISTRO CHAIRS	CFE0000014068
1997	GINLEY HALL	(10) DARK HARBOR ROCKER W/CUSHION	CFE0000014066
1997	GINLEY HALL	(20) HIGH BACK CALLIOPE CHAIRS	CFE0000014096
1997	GINLEY HALL	(3)PETRI DESKS W/RETURNS	CFE0000014095
1997	GINLEY HALL	(40) 200 SERIES FOLDING TABLES, 72” ROUND/ BLACK	193770
1997	GINLEY HALL	DELIVERY OF FURNITURE	193907
1997	GINLEY HALL	MOVABLE PODIUM	193906
1997	GINLEY HALL	CUSTOM DRAPES,BLINDS & SHUTTERS	193905
1997	GINLEY HALL	CONFIRMING PO FOR PERSIAN RUG	195609
1997	GINLEY HALL	KITCHEN EQUIPMENT FOR GINLEY HALL	197552
1998	GINLEY HALL	PEDESTAL TABLE BASE	201187
1998	GINLEY HALL	(12) #451 BAKER CLUB CHAIRS W/ UPGRADED SEATES	201276
1998	GINLEY HALL	CCN CURVED AUXILLARY TABLES PER CAP FILE: PI-36.SP2	204973
1998	GINLEY HALL	CONFERENCE CHAIRS PER CAP FILE: PI-43.SP2	207481
1999	GINLEY HALL	HIGHLAND SEATING BLEACHERS PER CAP: PI056	226806
1999	GINLEY HALL	ET-18GKXHW; REFRIGERATOR;WHIRLPOOL;ALD=5; UOM=EA	228008
1999	GINLEY HALL	2250-2000 VENETIAN ARM CHAIRS WITH CUSHION PER QUOTE# 13747	229448
2000	GINLEY HALL	92115 SUMMER CLASSIC UMBRELLA BASE PER QUOTE# 14763	242777
2000	GINLEY HALL	2251-2837 DINING TABLE PER QUOTE# 14763	242773
2000	GINLEY HALL	2250-4800 UMBRELLA TABLE PER QUOTE# 14763	242774
2000	GINLEY HALL	2250-3500 BAR STOOL WITH CUSHION PER QUOTE# 14763	242772
2000	GINLEY HALL	1390-9683-530 9’ OCTAGONAL MARKET UMBRELLA PER QUOTE# 14763	242776
2000	GINLEY HALL	2250-2000 ARM CHAIRS WITH CUSHIONS PER QUOTE# 14763	242775
2000	GINLEY HALL	75RF;REFRIGERATOR/FREEZER;U-LINE,FROST-FREE; ALD=10;UOM=EA	246532
2000	GINLEY HALL	HSIM-F6;MODULE,INTERFACE;FDDI,HIGH SPEED,FOR SMART SWITCH 2000/6000 FAMILY,SUPPO	249075

3 of 25

Year Placed In
Service	Building	Description	Asset Number
2000	GINLEY HALL	FURNITURE,GENERAL;FOR CORPORATE PROPERTIES,PER QUOTE FROM HERTZ FURNITURE SYSTEM	249679
2000	GINLEY HALL	AWNING,CLOTH/INV#642-GINLEY HALL; ***COASTAL SUN SERVICE: CONFIRMING INVOICE.DTD	250813
2000	GINLEY HALL	OVEN,GAS;CAFE: CONFIRMING REQUISITION, PAY I MMEDIATE,INVOICE # 17830961, 8/15/00	254670
2000	GINLEY HALL	CONFIRMING REQUISITION, PAY IMMEDIATE, SHELV ING,CUSTOM;CAFE: STORAGE SYSTEM FOR	254926
2000	GINLEY HALL	FURNITURE,GENERAL;FOR CORPORATE PROPERTIES,PER CATALOG INFO FROM AMERICAN HOTEL	255814
2000	GINLEY HALL	SEATING BY DALPHA PER CAP SPEC: 9K294, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK	260796
2001	GINLEY HALL	REFRIGERATOR,CAFE;PROVIDE DETAILS:QUOTE# 1793 FOR REACH IN REFRIGERATOR FROM C C	262532
2001	GINLEY HALL	INSTALLATION,AUDIO/VISUAL COMMUNICATION;PLEASE PROVIDE SPECIFICS: PLEASE ORDER P	262528
2001	GINLEY HALL	S686;OVEN,ELECTRIC;RANGE,SENTRY SERIES,6 BURNERS,10: BACKGUARD,STAINLESS STEEL;B	263880
2001	GINLEY HALL	REFRIGERATOR,CAFE;PROVIDE DETAILS: PER QUOTE FROM C. CAPRARA: 2 TRUE DOOR T49 RE	267493
2001	GINLEY HALL	EQUIPMENT,AUDIO VISUAL;COMPLETE SYSTEM,(PROVIDE BREAKDOWN OF COMPONENTS IN NOTE	281433 Complete list is available of all equipment
2001	GINLEY HALL	SMALLWARES,CAFE;PROVIDE ITEM DESCRIPTION:SMALLWARES FOR GINELY HALL- MAINE-	282487
2002	GINLEY HALL	EQUIPMENT,AUDIO VISUAL;COMPLETE SYSTEM,(PROVIDE BREAKDOWN OF COMPONENTS IN NOTE	298254
2002	GINLEY HALL	168970 PICTEL 960 QUADBRI BUNDLE W/TRADE;INCLUDES: IMAGE SHARE CABLE;TABLETOP MI	299040
2002	GINLEY HALL	INSTALLATION OF VIDEO PRODUCTION/SOUND EQUIPMENT UPGRADE FOR GINLEY HALL	301417
2003	GINLEY HALL	FURNITURE,MODULAR;ALD=6,	307642
2004	GINLEY HALL	SUPPLIES; EQUIPMENT DINING & HOSPITALITY ONLY; PROVIDE SPECIFICS;ALD=10	312570
2004	GINLEY HALL	WS-G5484;1000BASE-SX ““SHORT WAVELENGTH”” GBIC (MULTIMODE ONLY);CISCO SYSTEMS;AL	314616
2004	GINLEY HALL	WS-G5486;1000 BASE-LX/LH LONG HAUL GBIC (SINGLE MODE OR MULTIMODE);ALD=20	314617
2004	GINLEY HALL	WS-C2950G-48-EI;CATALYST 2950, 48 10/100 WITH 2 GBIC SLOTS, ENHANCED IMAGE;ALD=1	314618
2005	GINLEY HALL	VPL-FX51;LCD PROJECTOR;SONY;5200 ANSI LUMENS;ALD=15	320863
2008	PLO CABINS	5’3“x7’6” Fresh Air Rug
2008	PLO CABINS	7’10“x10’10” Fresh Air Rug
2008	PLO CABINS	7’x9’ Great Plains Rug
2008	PLO CABINS	8’x10’ Great Plains Rug
2008	PLO CABINS	Drop-in 27” Range
2008	PLO CABINS	Drop-in 30” Range
2008	PLO CABINS	Jotul Stoves (installed)
2000	PLO CABINS	LADDER BACK SIDE CHAIR, ITEM #592, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACI	242086
2000	PLO CABINS	METAL FRAMES — QUEEN, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ONLY	242076

4 of 25

Year Placed In
Service	Building	Description	Asset Number
2000	PLO CABINS	STUDENT DESK, ITEM #774, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE O	242087
2000	PLO CABINS	MISSION HEADBOARD — QUEED, ITEM #35QHB, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK	242075
2000	PLO CABINS	MISSION HDBD — FULL, ITEM #35HB, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILI	242073
2000	PLO CABINS	QUEEN BEDS — MISSION COMPLETE, ITEM #35Q, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BU	242077
2000	PLO CABINS	VERTICAL MIRROR, ITEM #743, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE	242080
2000	PLO CABINS	END TABLE, ITEM #261, FURNITURE,MODULAR; ALD=6,UOM=EA;FOR BULK FACILITY USE ONLY	242088
2000	PLO CABINS	6 DRAWER CHEST, ITEM #736, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE	242081
2000	PLO CABINS	LADDER BACK ARM CHAIR, ITEM #593, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	242085
2000	PLO CABINS	3 DRAWER DRESSER, ITEM #740, FURNITURE, MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY U	242079
2000	PLO CABINS	3 DRAWER NIGHTSTAND, ITEM #739, FURNITURE, MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	242083
2000	PLO CABINS	PEDESTAL DINING TABLE, ITEM #629, FURNITURE, MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	242084
2000	PLO CABINS	156 AREA RUGS FOR POINT LOOKOUT CABINS PER PROPOSAL DATED 4/18/00, CARPET	244092
2000	PLO CABINS	300 CUSTOM 2” WOOD BLINDS PER PROPOSAL #06578, WINDOW TREATMENT	244884
2000	PLO CABINS	156 AREA RUGS FOR POINT LOOKOUT CABINS PER PROPOSAL DATED 4/18/00, CARPET	246089
2000	PLO CABINS	KING MATTRESSES, SIMMONS BEAUTYREST 651 PLUSH, FURNITURE,MODULAR;ALD=6,UOM=EA;F	246166
2000	PLO CABINS	FULL MATTRESSES, SIMMONS BEAUTYREST 651 PLUSH, FURNITURE,MODULAR;ALD=6,UOM=EA;F	246164
2000	PLO CABINS	QUEEN MATTRESSES, SIMMONS BEAUTYREST 651 PLUSH, FURNITURE,MODULAR;ALD=6,UOM=EA;	246165
2000	PLO CABINS	20 INCH STEREO TV/VCR COMBO PER QUOTE, EQUIPMENT,AUDIO VISUAL;COMPLETE SYSTEM	246505
2000	PLO CABINS	2 ADA CABINETS PER PROPOSAL DATED 3/29/00, CABINET,CUSTOM;REQUIRES FACILITY DES	246539
2000	PLO CABINS	40 GOLD LEAF CABIN NUMBERS PER PROPOSAL DATED 3/29/00, SIGNAGE;	246535
2000	PLO CABINS	#2015 WILDWOOD LAMPS, FURNITURE,MODULAR; ALD=6,UOM=EA;FOR BULK FACILITY USE ONLY	246544
2000	PLO CABINS	#8661 WILDWOOD LAMP, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ONLY	246542
2000	PLO CABINS	40 BALDWIN — EDGEWATER SERIES, BATHROOM ACCESSORIES, FURNITURE,MODULAR;ALD=6,UO	246536
2000	PLO CABINS	20 MEDICINE CABINETS PER PROPOSAL DATED 3/29/00, CABINET,CUSTOM;REQUIRES FACILI	246538
2000	PLO CABINS	MT-1078SG;MICROWAVE;WHIRLPOOL;7CUFT.,700W,W/UNDER CABINET BRACKETS;ALD=10;UOM=EA	246533
2000	PLO CABINS	#415RH AS YOU LIKE IT LAMPS, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY U	246545
2000	PLO CABINS	#2678 WILDWOOD LAMPS, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ONLY	246543
2000	PLO CABINS	300 CUSTOM 2” WOOD BLINDS PER PROPOSAL #06578, WINDOW TREATMENT	246552
2000	PLO CABINS	18 BATHROOM CABINETS PER PROPOSAL DATED 3/29/00, CABINET,CUSTOM;REQUIRES FACILI	246537
2000	PLO CABINS	#636 CLASSIC LEATHER CHAIRS, LEATHER: NUVOLA VERDIGRIS, FURNITURE,MODULAR;ALD=6	246531

5 of 25

Year Placed In
Service	Building	Description	Asset Number
2000	PLO CABINS	#526 CLASSIC LEATHER CHAIRS, LEATHER: SURGIS AMBER, FURNITURE,MODULAR;ALD=6,UOM	246530
2000	PLO CABINS	METAL FRAMES — QUEEN, FURNITURE,MODULAR;ALD=6,UOM=EA; FOR BULK FACILITY USE ONLY	248704
2000	PLO CABINS	LADDER BACK SIDE CHAIR, ITEM #592, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACI	248714
2000	PLO CABINS	MISSION BEDS — COMPLETE KING, ITEM #35K, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BUL	248706
2000	PLO CABINS	MISSION HEADBOARD — QUEED, ITEM #35QHB, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK	248703
2000	PLO CABINS	MISSION HDBD — FULL, ITEM #35HB, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILI	248701
2000	PLO CABINS	VERTICAL MIRROR, ITEM #743, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE	248708
2000	PLO CABINS	QUEEN BEDS — MISSION COMPLETE, ITEM #35Q, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BU	248705
2000	PLO CABINS	END TABLE, ITEM #261, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ONLY	248716
2000	PLO CABINS	6 DRAWER CHEST, ITEM #736, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE	248709
2000	PLO CABINS	LADDER BACK ARM CHAIR, ITEM #593, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	248713
2000	PLO CABINS	3 DRAWER DRESSER, ITEM #740, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY U	248707
2000	PLO CABINS	PEDESTAL DINING TABLE, ITEM #629, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	248712
2000	PLO CABINS	3 DRAWER NIGHTSTAND, ITEM #739, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	248711
2000	PLO CABINS	RADIO,AND MISCELLANEOUS PARTS;22370;RADIO;BOSE;WAVE RADIO,W/CD,GRAY;ALD=10;UOM=E	249070
2000	PLO CABINS	MOOSEHEAD #593 CHAIRS, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ONL	251249
2000	PLO CABINS	MOOSEHEAD #592 CHAIRS, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ONL	251248
2000	PLO CABINS	MOOSEHEAD #531 CHAIRS, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ONL	251250
2000	PLO CABINS	KING MATTRESSES, SIMMONS BEAUTYREST 651 PLUSH, FURNITURE,MODULAR;ALD=6,UOM=EA;F	251812
2000	PLO CABINS	FULL MATTRESSES, SIMMONS BEAUTYREST 651 PLUSH, FURNITURE,MODULAR;ALD=6,UOM=EA;F	251810
2000	PLO CABINS	QUEEN MATTRESSES, SIMMONS BEAUTYREST 651 PLUSH, FURNITURE,MODULAR;ALD=6,UOM=EA;	251811
2000	PLO CABINS	#10215 WILDWOOD LAMPS PER INVOICE #4918, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BUL	252780
2000	PLO CABINS	#12011 WILDWOOD LAMPS PER INVOICE #4918, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BUL	252778
2000	PLO CABINS	#10163 WILDWOOD LAMPS PER INVOICE #4918, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BUL	252781
2000	PLO CABINS	#2728 WILDWOOD LAMP PER INVOICE #4918, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK	252775
2000	PLO CABINS	#10246 WILDWOOD LAMPS PER INVOICE #4918, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BUL	252776
2000	PLO CABINS	#12003 WILDWOOD LAMP PER INVOICE #13, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK F	252777
2000	PLO CABINS	#168 WILWOOD LAMP, INVOICE #4918, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	252774
2000	PLO CABINS	#6277 WILDWOOD LAMPS PER INVOICE #4918, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK	252779
2001	PLO CABINS	630, 2” WOOD BLINDS PER PROPOSAL #6883 FOR POINT LOOKOUT CABINS, WINDOW TREATME	278409

6 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	SHOWER CURTAINS FOR POINT LOOKOUT FITNESS CENTER PER PROPOSAL# 6889, FURNITURE,M	280599
2001	PLO CABINS	PQC-01670 KRUPS REPLACEMENT CARAFE PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD	280945
2001	PLO CABINS	LOW PROFILE FRAMES-QUEEN PER QUOTE REVISED 5/30/01 FOR PLO CABINS FURNITURE,MODU	280980
2001	PLO CABINS	LOW PROFILE FRAMES-KING PER QUOTE REVISED 5/30/01 FOR PLO CABINS FURNITURE,MODUL	280982
2001	PLO CABINS	#808;TV/VCR STANDS FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	280974
2001	PLO CABINS	#625-GL;DINING TABLE WITH ONE LEAF FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=E	280973
2001	PLO CABINS	#625-GL;DINING TABLES WITH THREE LEAVES FOR PLO CABINS FURNITURE,MODULAR;ALD=6,	280975
2001	PLO CABINS	#745;VERTICAL LANDSCAPE MIRROR FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR	280958
2001	PLO CABINS	35Q;MISSION QUEEN HEADBOARD AND FOOTBOARD FURNITURE,MODULAR;ALD=6,UOM=EA;	280968
2001	PLO CABINS	PQC-32171 KRUPS COFFEE MAKERS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEMS	280943
2001	PLO CABINS	#739;3 DRAWER NIGHT STAND FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BUL	280960
2001	PLO CABINS	#625-GL;DINING TABLE WITH NO LEAVES FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=	280953
2001	PLO CABINS	#741;SINGLE MIRROR FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILI	280969
2001	PLO CABINS	#741;SINGLE MIRROR FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILI	280957
2001	PLO CABINS	STANDARD FRAME-QUEEN PER QUOTE REVISED 5/30/01 FOR PLO CABINS FURNITURE,MODULAR	280981
2001	PLO CABINS	PQC-287-70 KRUPS TOASTER WHITE PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	280944
2001	PLO CABINS	35Q;MISSION QUEEN HEADBOARD FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR B	280956
2001	PLO CABINS	35Q;MISSION QUEEN HEADBOARD FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR B	280967
2001	PLO CABINS	#625-GL;DINING TABLE WITH ONE LEAF FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=E	280952
2001	PLO CABINS	#291;END TABLES FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY	280951
2001	PLO CABINS	#291;END TABLES FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY	280963
2001	PLO CABINS	35K;MISSION KING HEADBOARD AND FOOTBOARD FOR PLO CABINS FURNITURE,MODULAR;ALD	280966
2001	PLO CABINS	#808;TV/VCR STANDS FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	280962
2001	PLO CABINS	#625-GL;DINING TABLE WITH ONE LEAF FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=E	280964
2001	PLO CABINS	35K;MISSION KING HEADBOARD AND FOOTBOARD FOR PLO CABINS FURNITURE,MODULAR;ALD	280955
2001	PLO CABINS	#808;TV/VCR STANDS FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	280950
2001	PLO CABINS	SHAKER CHAIRS FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY U	280954
2001	PLO CABINS	SHAKER CHAIRS FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY U	280965
2001	PLO CABINS	#730;3 DRAWER DRESSER FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FA	280959
2001	PLO CABINS	#738;1 DRAWER NIGHTSTAND FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ON	280961

7 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	#738;1 DRAWER NIGHTSTAND FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ON	280972
2001	PLO CABINS	#730;3 DRAWER DRESSER FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FA	280970
2001	PLO CABINS	SEMMONS BEAUTYRREST;#651 EMBASSY KING PER QUOTE DATED 5/14/01 FOR PLO CABINS FU	280937
2001	PLO CABINS	L88-KV 24FV12 SONY 24” TV PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEMS, FUR	280942
2001	PLO CABINS	630, 2” WOOD BLINDS PER PROPOSAL #6883 FOR POINT LOOKOUT CABINS, WINDOW TREATME	280983
2001	PLO CABINS	U-LINE #75RF REFRIGERATOR PER QUOTE FOR PLO CABINS HOUSEHOLD ITEMS, FURNISHINGS	280978
2001	PLO CABINS	SEMMONS BEAUTYREST;#651 EMBASSY QUEEN PER QUOTE DATED 5/14/01 FOR PLO CABINS FU	280938
2001	PLO CABINS	#636 CLASSIC LEATHER CHAIRS, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY U	280948
2001	PLO CABINS	L88DRM-MCH-6 DREAM MACHINE SONY CLOCK RADIOS PER QUOTE #9435995 FOR PLO CABINS	281429
2001	PLO CABINS	WESTWOOD #4086-656 LAMPS FOR POINT LOOKOUT CABINS, MAINE PER ORDER# 6636 FURNIT	281419
2001	PLO CABINS	WESTWOOD #4046-565 LAMPS FOR POINT LOOKOUT CABINS, MAINE PER ORDER# 6636 FURNITU	281416
2001	PLO CABINS	WESTWOOD #4566-535 LAMPS FOR POINT LOOKOUT CABINS, MAINE PER ORDER# 6636 FURNIT	281418
2001	PLO CABINS	WESTWOOD #4520-522 LAMPS FOR POINT LOOKOUT CABINS, MAINE PER ORDER# 6636 FURNITU	281417
2001	PLO CABINS	WESTWOOD #4014-404 LAMPS FOR POINT LOOKOUT, MAINE PER ORDER#6636 FURNITURE,MODU	281420
2001	PLO CABINS	WESTWOOD #4091-647 LAMPS FOR POINT LOOKOUT CABINS, MAINE PER ORDER# 6636 FURNITU	281421
2001	PLO CABINS	35Q;MISSION QUEEN HEADBOARD AND FOOTBOARD FURNITURE,MODULAR;ALD=6,UOM=EA;	281856
2001	PLO CABINS	#625-GL;DINING TABLE WITH NO LEAVES FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM =	281851
2001	PLO CABINS	#625-GL;DINING TABLES WITH THREE LEAVES FOR PLO CABINS FURNITURE,MODULAR;ALD=6,	281850
2001	PLO CABINS	#741;SINGLE MIRROR FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILI	281857
2001	PLO CABINS	35Q;MISSION QUEEN HEADBOARD FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR B	281855
2001	PLO CABINS	35K;MISSION KING HEADBOARD AND FOOTBOARD FOR PLO CABINS FURNITURE,MODULAR;ALD	281853
2001	PLO CABINS	#732;DOUBLE DRESSER FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACI	281858
2001	PLO CABINS	#808;TV/VCR STANDS FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	281849
2001	PLO CABINS	SHAKER CHAIRS FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY U	281852
2001	PLO CABINS	#730;3 DRAWER DRESSER FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FA	281859
2001	PLO CABINS	#738;1 DRAWER NIGHTSTAND FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ON	281860
2001	PLO CABINS	ADERONDACK SIDE TABLES FOR PLO CABINS PER QUOTE DATED 6/26/01 FURNITURE,MODULAR;	282152
2001	PLO CABINS	ADERONDACK CHAIRS FOR PLO CABINS PER QUOTE DATED 6/26/01 FURNITURE,MODULAR;ALD=	282151
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282847
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282848

8 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282849
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282850
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282851
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282852
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282853
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282854
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282855
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282856
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282857
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282858
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282859
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282860
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282861
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282862
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282863
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282864
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282865
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282866
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282867
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282868
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282869
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282870
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282871
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282872
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282873
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282874
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282875
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282876
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282877
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282878

9 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282879
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282880
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282881
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282882
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282883
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282884
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282885
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282886
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282887
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282888
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282889
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282890
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282891
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282892
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282893
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282894
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282895
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282896
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282897
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282898
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282899
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282900
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282901
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282902
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282903
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282904
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282905
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282906
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282907
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282908

10 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282909
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282910
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282911
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282912
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282913
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282914
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282915
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282916
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282917
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282918
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282919
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282920
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282921
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282922
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282923
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282924
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282925
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282926
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282927
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282928
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282929
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282930
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282931
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282932
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282933
2001	PLO CABINS	HOOK ADAPTERS, ITEM #BDFRLS019, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILIT	282934
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282935
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282936
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282937
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282938

11 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282939
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282940
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282941
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282942
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282943
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282944
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282945
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282946
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282947
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282948
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282949
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282950
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282951
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282952
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282953
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282954
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282955
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282956
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282957
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282958
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282959
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282960
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282961
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282962
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282963
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282964
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282965
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282966
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282967
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282968

12 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282969
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282970
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282971
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282972
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282973
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282974
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282975
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282976
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282977
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282978
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282979
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282980
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282981
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282982
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282983
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282984
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282985
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282986
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282987
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282988
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282989
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282990
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282991
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282992
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282993
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282994
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282995
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282996
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282997
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282998

13 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	282999
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	283000
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	283001
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	283002
2001	PLO CABINS	M4J-16200 HAMILTON BEACH IRONS PER QUOTE #9435995 FOR PLO CABINS HOUSEHOLD ITEM	283003
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283004
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283005
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283006
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283007
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283008
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283009
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283010
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283011
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283012
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283013
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283014
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283015
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283016
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283017
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283018
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283019
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283020
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283021
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283022
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283023
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283024
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283025
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283026
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283027
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283028

14 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283029
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283030
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283031
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283032
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283033
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283034
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283035
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283036
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283037
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283038
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283039
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283040
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283041
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283042
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283043
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283044
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283045
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283046
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283047
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283048
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283049
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283050
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283051
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283052
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283053
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283054
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283055
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283056
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283057
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283058

15 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283059
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283060
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283061
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283062
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283063
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283064
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283065
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283066
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283067
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283068
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283069
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283070
2001	PLO CABINS	L88-SLV-N50 SONY DVD FOR PLO CABINS HOUSEHOLD ITEMS, FURNIS	283071
2001	PLO CABINS	#625-GL;DINING TABLES WITH THREE LEAVES FOR PLO CABINS FURNITURE,MODULAR;ALD=6,	283696
2001	PLO CABINS	#741;SINGLE MIRROR FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILI	283878
2001	PLO CABINS	#745;VERTICAL LANDSCAPE MIRROR FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR	283885
2001	PLO CABINS	#625-GL;DINING TABLE WITH ONE LEAF FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=E	283877
2001	PLO CABINS	#290;COFFEE TABLES FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILI	283879
2001	PLO CABINS	#808;TV/VCR STANDS FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	283876
2001	PLO CABINS	#739;3 DRAWER NIGHT STAND FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BUL	283889
2001	PLO CABINS	#741;SINGLE MIRROR FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILI	283884
2001	PLO CABINS	35Q;MISSION QUEEN HEADBOARD FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR B	283883
2001	PLO CABINS	#291;END TABLES FOR PLO CABINS FURNITURE,MODULAR;ALDl=6,UOM=EA;FOR BULK FACILITY	283880
2001	PLO CABINS	#736;6 DRAWER CHEST FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACIL	283888
2001	PLO CABINS	SHAKER CHAIRS FOR PLO CABINS FURNITURE,MODULAR;ALD =6,UOM=EA;FOR BULK FACILITY U	283882
2001	PLO CABINS	#625-GL;DINING TABLE WITH ONE LEAF FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=E	283881
2001	PLO CABINS	#730;3 DRAWER DRESSER FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FA	283886
2001	PLO CABINS	#738;1 DRAWER NIGHTSTAND FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ON	283890
2001	PLO CABINS	INVOICE #11960;QUEEN MATREES SET AND ADAPTER PLATES FOR POINT LOOKOUT CABINS FU	284255
2001	PLO CABINS	#738 ONE DRAWER NIGHTSTANDS, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY	286309

16 of 25

Year Placed In
Service	Building	Description	Asset Number
2001	PLO CABINS	GE #GTS18EBM 17.6 CU FT TOP FREEZER REFRIGERATOR HOUSEHOLD ITEMS, FURNISHINGS	287015
2001	PLO CABINS	#625-GL;DINING TABLE WITH ONE LEAF FOR PLO CABINS FURNITURE,MODULAR;ALD=6,UOM=E	287229
2001	PLO FAC ADMIN	#002 ALABASTER BLINDS FOR NORTHEAST OPERATIONS BUILDING PER PROPOSAL #6876 WINDO	278384
2001	PLO FAC ADMIN	FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FACILITY USE ONLY, BULK ETHOSPACE PER CA	278721
2001	PLO FAC ADMIN	BULK ORDER OF BLINDS(20) FOR NORTHPORT, MAINE OPERATIONS BUILDING PER PROPOSAL#	280359
2001	PLO FAC ADMIN	60” DIAMETER CCN CONF TABLE — PLAM PER CAP SPEC. CCNCONF.SP3, FURNITURE,MODULAR	280379
1994	PLO FITNESS CTR	FALCON 36” SQ TABLE TOP & BASE / KNOX MILL CAFE	C000000054246
1994	PLO FITNESS CTR	Leg Press	9905-022
1994	PLO FITNESS CTR	Inner Thigh	9902-015
1994	PLO FITNESS CTR	Outer Thigh	9902-024
1994	PLO FITNESS CTR	Leg Extension	9902-021
1994	PLO FITNESS CTR	Leg Curl	9903-033
1994	PLO FITNESS CTR	Rotary Chest	9902-014
1997	PLO FITNESS CTR	Vertical Butterfly	9812-028
1997	PLO FITNESS CTR	Rotary Upper Back	9901-031
1998	PLO FITNESS CTR	Bicep Curl	9901-044
1999	PLO FITNESS CTR	Deltoid	9901-014
1999	PLO FITNESS CTR	Rotary Shoulder	9901-043
1999	PLO FITNESS CTR	Rotary Lat	9901-037
1999	PLO FITNESS CTR	Lower Back	9810-029
1999	PLO FITNESS CTR	Tricep Extension	9904-010
1999	PLO FITNESS CTR	Ab Isolator(lcarian)	142613
1999	PLO FITNESS CTR	Gravitron(Stairmaster)	5000904211
1999	PLO FITNESS CTR	Calf Raise(Body Master)	3027964
1999	PLO FITNESS CTR	Precor Treadmill	3FC29L0001
1999	PLO FITNESS CTR	Precor Treadmill	3FC25L0002
1999	PLO FITNESS CTR	Precor Treadmill	3FC29L0008
1999	PLO FITNESS CTR	Precor EFX	4HB24L0057
1999	PLO FITNESS CTR	Precor EFX	4HB24L0044
1999	PLO FITNESS CTR	Precor EFX	4HC03L0032

17 of 25

Year Placed In
Service	Building	Description	Asset Number
1999	PLO FITNESS CTR	Precor EFX	4HB12L0073
1999	PLO FITNESS CTR	Precor EFX	4HB12L0072
1999	PLO FITNESS CTR	Precor EFX	4HC03L0024
1999	PLO FITNESS CTR	NuStep	449267
1999	PLO FITNESS CTR	NuStep	449266
1999	PLO FITNESS CTR	Stairmaster	20090429002
1999	PLO FITNESS CTR	Star Trac UB4300	U304057
1999	PLO FITNESS CTR	Star Trac UB4300	U303839
1999	PLO FITNESS CTR	Lifecycle	56377
2000	PLO FITNESS CTR	Lifecycle	56376
2001	PLO FITNESS CTR	SCI FIT	620694
2001	PLO FITNESS CTR	50,1” LIGHTLINE BLINDS, PER PROPOSAL #06321
2001	PLO FITNESS CTR	CUSTOM SHOWER CURTAINS WITH RODS PER PROPOSAL #06332
1999	PLO FITNESS CTR	CASEWORK PER PROPOSAL DATED 4-9-99 FOR THE MAINE FITNESS CENTER.
1999	PLO FITNESS CTR	PAR T GOLF SYSTEM (39200.00) AND RUG REPLACEMENT (850.00)
1999	PLO FITNESS CTR	FURNITURE,GENERAL/INV#3841-POOL TABLE FOR FITNESS CENTER; ***MAINE BILLIARDS:
1999	PLO FITNESS CTR	MAT,FLOOR/INV#1815-PL CLUB; **SPORTS FIELD: CONFIRMING INVOICE.DTD:7/16/99
2008	PLO FITNESS CTR	WS-G5484;1000BASE-SX “SHORT WAVELENGTH” GBIC (MULTIMODE ONLY);CISCO SYSTEMS;AL
2008	PLO FITNESS CTR	WS-G5486;1000 BASE-LX/LH LONG HAUL GBIC (SINGLE MODE OR MULTIMODE);ALD=20
2008	PLO FITNESS CTR	WS-C2950G-48-EI;CATALYST 2950, 48 10/100 WITH 2 GBIC SLOTS, ENHANCED IMAGE;ALD=l
2008	PLO FITNESS CTR	Neurocom and Force Plate
2008	PLO FITNESS CTR	ES3 Skills Awareness
2008	PLO FITNESS CTR	BSD1
2008	PLO FITNESS CTR	STISIM Driving Simulator
2008	PLO FITNESS CTR	Driving Health Inventory
2008	PLO FITNESS CTR	Heel Ultrasound
2008	PLO FITNESS CTR	CYMA Step Activity
2008	PLO FITNESS CTR	Body Camp
2000	PLO FITNESS CTR	REFRIGERATOR,CAFE: SELF-CONTAINED COMPRESSOR REFRIGERATOR, 3 SECTION.	227977
2000	PLO FITNESS CTR	PROLIANT STORAGE SYSTEM RACK	228844

18 of 25

Year Placed In
Service	Building	Description	Asset Number
2000	PLO FITNESS CTR	EQUIPMENT,PLAYGROUND;CONFIRMING INVOICE FROM M&K AMUSEMENTS #173870 DATED 4/12/0	245128
2000	PLO FITNESS CTR	PT-D9500U;PROJECTOR,DLP;PANASONIC;3 CHIP,9000 LUMENS,220 VOLT,3 YEAR WARRANTY ON	249082
2000	PLO FITNESS CTR	AF0008081;SOFTWARE,CORPORATE SUITE;ASN-2 ROUTER,14.0/ASN,16M PCMCIA;ALD=10;UOM=E	259898
2000	PLO FITNESS CTR	SIGNAGE; FABRICATION & INSTALLATION OF SIGNAGE FOR NORTHPORT OPS CENTER, PER FAX	282109
2000	PLO FITNESS CTR	SQ29827; ALL WEATHER ADIRONDACK SIDE TABLES***HUNTER GREEN***	285988
2000	PLO FITNESS CTR	SQ 29900- ALL WEATHER ADIRONDACK CHAIR**HUNTER GREEN	285987
1999	PLO FITNESS CTR	EQUIPMENT,AUDIO VISUAL;COMPLETE SYSTEM,(PROVIDE BREAKDOWN OF COMPONENTS IN NOTE	294658 Complete list is available of all equipment
2000	PLO FITNESS CTR	SERVICE,EXHIBIT/DISPLAY;FACILITY DESIGNUSE ONLY*;PROVIDE SPECIFICS:	295195
2000	PLO FITNESS CTR	SERVICE,EXHIBIT/DISPLAY;FACILITY DESIGNUSE ONLY*;PROVIDE SPECIFICS:	297181
2008	PLO FITNESS CTR	Leg Press	9905-022
2008	PLO FITNESS CTR	Inner Thigh	9902-015
2008	PLO FITNESS CTR	Outer Thigh	9902-024
2008	PLO FITNESS CTR	Leg Extension	9902-021
2008	PLO FITNESS CTR	Leg Curl	9903-033
2008	PLO FITNESS CTR	Rotary Chest	9902-014
2008	PLO FITNESS CTR	Vertical Butterfly	9812-028
2008	PLO FITNESS CTR	Rotary Upper Back	9901-031
2008	PLO FITNESS CTR	Bicep Curl	9901-044
2008	PLO FITNESS CTR	Deltoid	9901-014
2008	PLO FITNESS CTR	Rotary Shoulder	9901-043
2008	PLO FITNESS CTR	Rotary Lat	9901-037
2008	PLO FITNESS CTR	Lower Back	9810-029
2008	PLO FITNESS CTR	Tricep Extension	9904-010
2008	PLO FITNESS CTR	Ab Isolator(lcarian)	142613
2008	PLO FITNESS CTR	Gravitron(Stairmaster)	5000904211
2008	PLO FITNESS CTR	Calf Raise(Body Master)	3027964
2008	PLO FITNESS CTR	Balance Chair
2008	PLO FITNESS CTR	Keiser A420
2008	PLO FITNESS CTR	Stretchmate 700 (1)
2008	PLO FITNESS CTR	E Series Treadmill (4)

19 of 25

Year Placed In
Service	Building	Description	Asset Number
2008	PLO FITNESS CTR	E-TBTi Elliptical (4)
2008	PLO FITNESS CTR	E-STI (2)
2008	PLO FITNESS CTR	E-RBi Recumbent bike (3)
2008	PLO FITNESS CTR	TRS4000 crosstrainer (2)
2008	PLO FITNESS CTR	Functional trainer (1)
2008	PLO FITNESS CTR	Floor mount (1)
2008	PLO FITNESS CTR	Accessory kit (1)
2008	PLO FITNESS CTR	M3 Indoor cycle (1)
2008	PLO FITNESS CTR	Air compressor (1)
2008	PLO FITNESS CTR	Stadiometer
2008	PLO FITNESS CTR	Welch Vital Signs
2008	PLO FITNESS CTR	Vision Assessment Tool
2000	PLO FITNESS CTR	Field of View Test
1997	POINT LOOKOUT	BULK ORDER SHEERS FOR NORTHPORT, MAINE PER PROPOSAL# 6907, WINDOW TREATMENT	283191
1997	POINT LOOKOUT	EQUIPMENT,PLAYGROUND; INV# 01301; DATED 4/17/00.	246175
1997	POINT LOOKOUT	EQUIPMENT,PLAYGROUND;CONFIRMING INVOICE FROM KICKS ‘N’ STICKS DATED 7/31/00 FOR	256514
1998	POINT LOOKOUT	LOUNGE CHAIR W/RODOLPH-METAMORPHOSIS, UNIT 56	C000000045075
1998	POINT LOOKOUT	LOUNGE CHAIR W/RODOLPH-METAMORPHOSIS, UNIT 56	C000000045076
1999	POINT LOOKOUT	CENTURY JAY SPECTRE DINING TABLE/PLO	C000000045181
1999	POINT LOOKOUT	LABARGE END TABLE/CONF CENTER	C000000076784
1999	POINT LOOKOUT	LABARGE COCKTAIL TABLE/CONFERENCE CENTER	C000000076773
2000	POINT LOOKOUT	LABARGE SQ COCKTAIL TABLE/CONF CENTER	C000000076775
2002	POINT LOOKOUT	HARTER CALLIOPE CHAIR/MIDBACK/EBONY/KNX	CFE0000012342
2002	POINT LOOKOUT	HARTER CALLIOPE CHAIR/KNX	CFE0000012702
2002	POINT LOOKOUT	(2) SOUTHWOOD SIDE CHAIRS	CFE0000014211
2002	POINT LOOKOUT	(4) SOUTHWOOD SHERATON ROUND BACK CHAIRS	CFE0000014210
2002	POINT LOOKOUT	HARTER HIGH BACK CHAIR	CFE0000015198
2002	POINT LOOKOUT	HARTER CALLIOPE CHAIR COM: HBF PER CAP FILE: PI-78.SP2	208810
2002	POINT LOOKOUT	GAZEBO CONSTRUCTION PICNIC TABLES & BENCHES	211818
2008	POINT LOOKOUT	OptiPlex 755	HLGB3H1

20 of 25

Year Placed In
Service	Building	Description	Asset Number
2008	POINT LOOKOUT	OptiPlex 755	B1LWFG1
2008	POINT LOOKOUT	OptiPlex 755	CZFYLF1
2008	POINT LOOKOUT	OptiPlex 755	56CLTF1
2008	POINT LOOKOUT	OptiPlex 755	67CLTF1
2008	POINT LOOKOUT	OptiPlex 755	JK4SFG1
2008	POINT LOOKOUT	OptiPlex 755	F5CLTF1
2008	POINT LOOKOUT	Latitude D630	9DMMTF1
2008	POINT LOOKOUT	Latitude D630	JCMMTF1
2008	POINT LOOKOUT	Latitude D630	6DMMTF1
2008	POINT LOOKOUT	Latitude D630	2YGGDG1
2008	POINT LOOKOUT	Latitude D630	6YGGDG1
2008	POINT LOOKOUT	Latitude D630	7YGGDG1
2008	POINT LOOKOUT	Latitude D620	5JRQBD1
2008	POINT LOOKOUT	OptiPlex 755	28CLTF1
2008	POINT LOOKOUT	OptiPlex 755	87CLTF1
2008	POINT LOOKOUT	OptiPlex 755	FZFYLF1
2008	POINT LOOKOUT	OptiPlex 755	86CLTF1
2008	POINT LOOKOUT	OptiPlex 755	6K4SFG1
2008	POINT LOOKOUT	Latitude D630	3YGGDG1
2008	POINT LOOKOUT	OptiPlex 755	27CLTF1
2008	POINT LOOKOUT	OptiPlex 755	26CLTF1
2008	POINT LOOKOUT	OptiPlex 755	C6CLTF1
2008	POINT LOOKOUT	OptiPlex 755	DK4SFG1
2008	POINT LOOKOUT	OptiPlex 755	3L4SFG1
2008	POINT LOOKOUT	OptiPlex 755	B7CLTF1
2008	POINT LOOKOUT	OptiPlex 755	1MGB3H1

21 of 25

Year Placed In
Service	Building	Description	Asset Number
2008	POINT LOOKOUT	OptiPlex 755	4MGB3H1
2008	POINT LOOKOUT	OptiPlex 755	3MGB3H1
2008	POINT LOOKOUT	OptiPlex 755	6MGB3H1
2008	POINT LOOKOUT	Latitude D630	8YGGDG1
2008	POINT LOOKOUT	OptiPlex 755	F7CLTF1
2008	POINT LOOKOUT	OptiPlex 755	DMGB3H1
2008	POINT LOOKOUT	OptiPlex 755	FMGB3H1
2008	POINT LOOKOUT	HP LaserJet 5550	PLN-FIT-HP5550cn
2008	POINT LOOKOUT	eCopy 3035	PLN-FIT-iR3035
2008	POINT LOOKOUT	eCopy 5070	PLN-GH-CANONiR5070
2008	POINT LOOKOUT	HP Laserjet 5550n	PLN-GH-HP5550n
2008	POINT LOOKOUT	HP LaserJet 4250	PLN-OPS-HP4520N
2008	POINT LOOKOUT	eCopy 3035	PLN-OPS-iR3035
2008	POINT LOOKOUT	eCopy 2025	PLN-ROC-iR2025
2008	POINT LOOKOUT	HP LaserJet 4250	PLN-SECURITY-HP4250N
2008	POINT LOOKOUT	HP OfficeJet 6310	PLN-CTR-HP6310
2008	POINT LOOKOUT	HP LaserJet 2025	PLN-DIN-HP2025
2008	POINT LOOKOUT	Xerox 8560DN	PLN-OPS-XEROX8560DN
2008	POINT LOOKOUT	POS w/ Cash Drawer	41-PY369
2008	POINT LOOKOUT	POS w/ Cash Drawer	41-NA501
2008	POINT LOOKOUT	POS w/ Cash Drawer	41-NC393
1996	ROC	(3) HARTER,CALLIOPE CHAIRS/FURNISHINGS/DCKTRP CONF2	CFE0000003736
1996	ROC	(4) DARK HARBOR SIDE TABLE/DUCKTRAP CONF CNTR	CFE0000003596
1996	ROC	(2) PENOBSCOT DINING TABLE/DUCKTRAP CONF CNTR	CFE0000003600
1996	ROC	(4) ISLESBORO DINING TABLE/DUCKTRAP CONF CNTR	CFE0000003597
1996	ROC	(4) BEAUCHAMP POINT TEA CHART/DCKTRP CONF CNTR	CFE0000003599

22 of 25

Year Placed In
Service	Building	Description	Asset Number
1996	ROC	(8) PENOBSCOT CHAIR, ARMLESS/DUCKTRP CONF CNTR	CFE0000003594
1996	ROC	(8) DARK HARBOR ROCKER/DUCKTRP CONF CNTR	CFE0000003593
1996	ROC	(20) PENOBSCOT CHAIR WITH ARMS/DUCKTRP CONF CNTR	CFE0000003592
1996	ROC	(4) CUSTOM CHERRY FRAMED EASELS/DCKTRP CONF CENTR	CFE0000004725
1996	ROC	CUSTOM 29 INCH DIAMETER CONFERENCE TABLE	CFE0000005825
1996	ROC	CUSTOM 29 INCH DIAMETER SOC TABLE	CFE0000005824
1997	ROC	(4) DARK HARBOR SIDE TABLE/DCC II	CFE0000009285
1997	ROC	(2) PENOBSCOT DINING TABLE/DCC II	CFE0000009289
1997	ROC	(8) PENOBSCOT CHAIRS/ARMLESS/DCC II	CFE0000009283
1997	ROC	(4) ISLEBORO DINING TABLE//DCC II	CFE0000009286
1997	ROC	(4) WEATHEREND LOVESEATS/DCC II	CFE0000009279
1997	ROC	(4) WEATHEREND COCKTAIL TABLE/DCC II	CFE0000009284
1997	ROC	(8) DARK HARBOR ROCKERS//DCC II	CFE0000009282
1997	ROC	(12)WEATHEREND CHAIRS/DCC II	CFE0000009280
1997	ROC	(20) PENOBSCOT CHAIRS W/ ARMS/DCC II	CFE0000009281
1997	ROC	(2) ENTREE,BRASS AND GLASS 50/29/16/PLO	CFE0000012395
1997	ROC	(15) CABOT WREN,SIDE CHAIRS,CREAM/PLO	CFE0000012392
1997	ROC	(15) ENTREE,BRASS AND GLASS TABLE/PLO	CFE0000012393
1997	ROC	(2) T MOSER SIDEBOARDS/34X72X24/PLO	CFE0000012387
1997	ROC	(8) BAKER CHAIRS/PLO	CFE0000012391
1997	ROC	(8) BAKER CHAIRS/PLO	CFE0000012390
1997	ROC	(4) T MOSER DINING TABLES/PLO	CFE0000012388
1997	ROC	(24) T MOSER SIDE CHAIR/PLO	CFE0000012389
1997	ROC	(8) BAKER CHAIRS/EDELMAN LEATHER/PLO	CFE0000011987
1997	ROC	(18) HANCOCK AND MOORE CHAIRS / PLO	CFE0000011989
1997	ROC	DRAPERY PANELS,CORNICES,SHEERS,WOOD BLINDS,/PLO	CFE0000012673
1997	ROC	(175) DAVID EDWARD CHAIRS/COL: RAINTREE/PLO	CFE0000012386
1997	ROC	HICKORY CHAIR OVAL COFFEE TABLE/PLO	CFE0000014752
1997	ROC	(4) HICKORY CHAIR LAMP TABLES/PLO	CFE0000014751
1997	ROC	HENKEL-MOORE CUSTOM TABLE/PLO	CFE0000014753

23 of 25

Year Placed In
Service	Building	Description	Asset Number
1997	ROC	(7) HANCOCK & MOORE CHAIRS/PLO	CFE0000014750
1997	ROC	OAK BENCH	CFE0000015237
2010	ROC	A/V SYS W/REL EQUIPMENT	197112 complete list available of all equipment
1999	ROC	GUNLOCKE CARLTON DESK CHAIR COL: CURTINA, PER CAP:PI058	226494
1999	ROC	300 SQ. FEET OF LEATHER PER CAP SPEC: PI083.SP2	226422
1999	ROC	CONFIRMING PO FOR INVOICE #61699A, HICKORY CHAIRS	226807
1999	ROC	2 CUSTOM LEATHER CHAIRS	226909
1999	ROC	CASEWORK FOR DESK & CONFERANCE TABLE AT POINT LOOK OUT, PER PROPOSAL DATED 6/16	227930
1999	ROC	CARPET;ANTIQUE KAZAK KARACHOPF ORIENTAL RUG FOR THE POINT LOOKOUT, CMC WAITING	228207
1999	ROC	SULTANABAD RUG W/ ALL OVER DESIGN 7’11" X 10’1"	228824
1999	ROC	SILK TABRIZ RUG ALL OVER DESIGN 4’6”X6’10”	228784
1999	ROC	HERIZ RUG WITH CENTRAL MEDALLION 7’ X 9’4”	228804
1999	ROC	HERIZ RUG WITH CENTRAL MEDALLION 9’6”X14’4”	228764
1999	ROC	HANCOCK & MOORE WING CHAIRS- GREEN LEATHER, ITEM #9140, PER PROPOSAL DATED 7/19	229957
1999	ROC	CUSTOM 2 1/2” LOUVER SHUTTERS, PER PROPOSAL #06363	229954
1999	ROC	6’ ROUND TABLE PER INVOICE# 6686;FURNITURE,MODULAR;ALD=6,UOM=EA	231538
1999	ROC	2 CUSTOM LEATHER CHAIRS	233600
1999	ROC	CARPET;5’X7’ BIDJAR RUG FOR MAINE CMC OFFICE	234975
1999	ROC	HICKORY CHAIR #1105-11, PROPOSAL #5599	236319
1999	ROC	HANCOCK & MOORE WING CHAIRS - IOWA BURGUNDY II LEATHER, ITEM #8352, PER PROPOSAL	236318
2000	ROC	FURNITURE,MODULAR;WE6020 LASALLE BENCH	240447
2000	ROC	FURNITURE,MODULAR;WE 2048D ISLEBORO DINING TABLE	240450
2000	ROC	FURNITURE,MODULAR;WE5520 DARK HARBOR ROCKER	240448
2000	ROC	FURNITURE,MODULAR;WE5420 WEATHEREND CHAIR	240449
2000	ROC	RELOCATION SERVICES;CONTRACTED,INTERNAL,FURNITURE & EQUIPMENT;INVOICE # 10479 FO	241306
2000	ROC	WINDOW TREATMENT;PER PROPOSAL # 06512, TO FURNISH AND INSTALL CUSTOM SHUTTERS FO	242599
2000	ROC	CCN EASELS PER CAP SPEC: PI239.SP3, FURNITURE,MODULAR;ALD=6,UOM=EA;FOR BULK FAC	251047
2002	ROC	WINDOW TREATMENT;PLEASE PROVIDE SPECIFICS	291077
2002	ROC	FURNITURE,MODULAR;ALD=6,	291989
2002	ROC	FURNITURE,MODULAR;ALD=6,	291988

24 of 25

Year Placed In
Service	Building	Description	Asset Number
2002	ROC	FURNITURE,MODULAR;ALD=6,	291990
2002	ROC	FURNITURE,MODULAR;ALD=6,	292979
2009	ROC	Captiva -Aire model No.Hood System	4212SND-2-PSP-F
2009	ROC	Badger Fire Protection System
2009	ROC	Vulcon Hart Gas Convenction Oven	VCD44GD
2009	ROC	Majic Chef Fyer
2009	ROC	Cleveland Range Steamer	24CGA10.2
2009	ROC	Char Broiler Counter Griddle
2009	ROC	APW Wyott Hotplate Counter Unit	GHP-2H
2009	ROC	Turbo Air Refridgerated Counter Griddle Stand
2009	ROC	Turbo Air Reach In Freezer
2008	PLO FITNESS CENTER	Rebok Studio Cycles (12)
2008	PLO FITNESS CENTER	PreCor Stretch Trainer
2008	PLO FITNESS CENTER	Starmaster Gravitron 200AT
2008	PLO FITNESS CENTER	The Abench
2008	PLO FITNESS CENTER	Body Master weight benches (4)
2008	PLO FITNESS CENTER	Paramount Weight Bench

25 of 25

Mountain Cabins

	A	B	C
1	Acen #	Cabins	Location
2	SP348	print — Autumn Gold — John Collette — print | lithograph — 286/400	Maine.PLC.Cabin.1
3	SP352	print — White Fence — John Collette — print | lithograph — 264/400	Maine.PLC.Cabin.1
4	SP376	print — Morning Shadows — Carol Collette — print | lithograph — 41/400	Maine.PLC.Cabin.1
5	O1869	painting — United Landscape I — Jack Williams — oil | paper	Maine.PLC.Cabin.10
6	SP138	print — Stonybrook — Benabib — print	Maine.PLC.Cabin.10
7	SP1859	Harmony of the Seasons-Summer — Sandy Wadlington — lithograph — 153/400	Maine.PLC.Cabin.10
8	SP1860	Harmony of the Seasons-Fall — Sandy Wadlington — lithograph — 153/400	Maine.PLC.Cabin.10
9	SP1861	Harmony of the Seasons-Winter — Sandy Wadlington — lithograph — 153/400	Maine.PLC.Cabin.10
10	SP1862	Harmony of the Seasons-Spring — Sandy Wadlington — lithograph — 153/400	Maine.PLC.Cabin.10
11	SP2541	print — Arboretum Pathway — Carson Gladson — print | lithograph — 69/950	Maine.PLC.Cabin.10
12	W835	Dock Rhythm — David Ridgeway	Maine.PLC.Cabin.10
13	SP1328	print — Mooring — John Mcnulty — print — 134/350	Maine.PLC.Cabin.100
14	SP1348	print — Untitled Bermuda Scene — Diana Amos — print	Maine.PLC.Cabin.100
15	SP1804	print — West Ryde Middle — J. Steven Dews	Maine.PLC.Cabin.100
16	SP1102	print —Old Gas Station — Jack Schmitt — paper | print — 528/750	Maine.PLC.Cabin.101
17	O363	painting — Boat House — David Vickery — oil	Maine.PLC.Cabin.102
18	PL240	painting — Marsh Garden — Sharon Mallison — pastel	Maine.PLC.Cabin.102
19	S708A	carving — Terns in Flight — Lance Lichtensteiger — wood | chestnut	Maine.PLC.Cabin.102
20	S708B	carving | sculpture — Terns in Flight — Lance Lichtensteiger — wood | chestnut	Maine.PLC.Cabin.102
21	S753	model ship — Elf — J. Alden — wood	Maine.PLC.Cabin.102
22	SP2193	print — Three Ruffed Grouse — Susan Balch — print — 2/100	Maine.PLC.Cabin.102
23	O5753	painting — Afternoon Blues — Brian Magargal — oil | canvas	Maine.PLC.Cabin.103
24	W3125	Pemaquid — Denis LeBlanc	Maine.PLC.Cabin.103
25	SP1006	print — Windmill — Laura Sawyer — print — 83/250	Maine.PLC.Cabin.104
26	SP3111	print — Jolly Hills Farm — Charles Wysocki — print | lithograph — 185/1000	Maine.PLC.Cabin.104
27	W151	January Afternoon — Owen Jones	Maine.PLC.Cabin.104
28	SP1005	print — Crooked Fence — Laura Sawyer — print — 131/250	Maine.PLC.Cabin.105
29	SP999	print — Fall Tree — Laura Sawyer — print — 109/250	Maine.PLC.Cabin.105
30	S752	model ship — Louise Howard — F. Adams — wood	Maine.PLC.Cabin.106
31	SP3117	print — Caleb’s Buggy Barn — Charles Wysocki — print | lithograph — 182/1000	Maine.PLC.Cabin.106
32	SP476	print — Fallowfield — Peter Sculthorpe — print — 242/500	Maine.PLC.Cabin.106
33	SP715	print — US Views c.1840 (View from Mountain House-Catskill) — W H Bartlett	Maine.PLC.Cabin.106
34	SP722	print — US Views c.1834-46 (City hall-New York) — Hinton — print | etching	Maine.PLC.Cabin.106
35	W152	Cardinal — Owen Jones	Maine.PLC.Cabin.106
36	W133	Wilmington-Philadelphia — Virginia Ann Holt	Maine.PLC.Cabin.11
37	W144	Snowy Day in Greenville — Virginia Ann Holt	Maine.PLC.Cabin.11
38	W777	Ice Skating on the Potomac — Virginia Ann Holt	Maine.PLC.Cabin.11
39	W2139	Daisies — Jerry Smith	Maine.PLC.Cabin.12
40	W2669	Three Trees in Snow — David Dodge Gray	Maine.PLC.Cabin.12
41	SP2326	print — Independence — Tim Thompson — print | paper	Maine.PLC.Cabin.14
42	SP1243	print — West Ryde Middle 1934 Big Class Race — J. Steven Dews — paper — 332/950	Maine.PLC.Cabin.15
43	SP136	print — Deep Brook — Benabib — print	Maine.PLC.Cabin.15
44	SP589	print — ON THE WAY TO GLORY — Thomas Hoyne — print — 473/550	Maine.PLC.Cabin.15
45	SP21	print — JESSUP NECK — Jeler — serigraph — 14/120	Maine.PLC.Cabin.16
46	W468	Pemaquid Lighthouse — Rollins	Maine.PLC.Cabin.16
47	W470	COAST OF MAINE — Jean McLean	Maine.PLC.Cabin.16
48	O468	painting — Untitled#1 — Jeff Carpenter — board | oil | wood	Maine.PLC.Cabin.18
49	O469	painting — Untitled#3 — Jeff Carpenter — board | oil | wood	Maine.PLC.Cabin.18
50	O471	painting — Untitled#5 — Jeff Carpenter — oil | wood	Maine.PLC.Cabin.18
51	O232	painting — Cutting Ice — Sam Thorpe — oil	Maine.PLC.Cabin.19
52	O237	painting — Back to the Sugarbush — Sam Thorpe — oil	Maine.PLC.Cabin.19
53	O242	painting — Winter Harbor Light (Bar Island) — Sam Thorpe — oil	Maine.PLC.Cabin.19
54	SP398	print — Stover-Meyers Summer — Peter Keating — print — 109/950	Maine.PLC.Cabin.2
55	W179	Kennett Pike Monarch — Carolyn Blish	Maine.PLC.Cabin.2
56	W2084	Valley Cove — Isabelle Bannerman	Maine.PLC.Cabin.20
57	SP2086	print — Ailsa Course Turnberry — Graeme W. Baxter — print	Maine.PLC.Cabin.21
58	SP2995	print — Yesteryear — William Coomb — print — 112/500	Maine.PLC.Cabin.21
59	W572	Harbor Bell (Mt. Desert Isle) — Thomas A. Newnam	Maine.PLC.Cabin.21
60	SP2970	print — East Dean Mill — Ashley Bolch — print — 168/280	Maine.PLC.Cabin.22
61	SP2971	print — Tilton Farm Barn — Ashley Bolch — print — 8/250	Maine.PLC.Cabin.22
62	SP2973	print — Racing Sails I — John Mcnulty — print — 76/350	Maine.PLC.Cabin.22
63	SP2947	print — Regatta II — John Mcnulty — print — 149/350	Maine.PLC.Cabin.23
64	SP2949	print — Regatta I — John Mcnulty — print — 212/350	Maine.PLC.Cabin.23
65	SP2951	print — Bright Clouds — Simon Bull — print | silkscreen — 76/200	Maine.PLC.Cabin.23

Mountain Cabins

	A	B	C
1	Accn #	Cabins	Location
66	SP2952	print — Tilton Farm Barn — Ashley Bolch — print — 140/250	Maine.PLC.Cabin.23
67	SP2953	print — Estrrary — London — print — 9/200	Maine.PLC.Cabin.23
68	SP2972	print — River Barn I — John Mcnulty — print — A/P	Maine.PLC.Cabin.23
69	SP2895	print — Lighthouse Rock — John Mcnulty — print — 24/250	Maine.PLC.Cabin.24
70	SP2945	print — Tangier Sound — Neil Harpe — print	Maine.PLC.Cabin.24
71	SP3012	print — Final Resting Place — Neil Harpe — print — APXI/XXX	Maine.PLC.Cabin.24
72	SP2920	print — Twilight — Sandy Wadlington — print — 197/300	Maine.PLC.Cabin.25
73	SP2954	print — Island Suite III — Sandy Wadlington — print — 90/275	Maine.PLC.Cabin.25
74	SP2955	print — Island Suite II — Sandy Wadlington — print — 90/275	Maine.PLC.Cabin.25
75	SP2956	print — Island Suite I — Sandy Wadlington — print — 90/275	Maine.PLC.Cabin.25
76	W427	Untitled — Ned Ewell	Maine.PLC.Cabin.25
77	SP2172	print — A Resting Place — Andrew Moore — print | paper — 268/950	Maine.PLC.Cabin.26
78	SP120	print — Common Loon — Mitra — print — 292/350	Maine.PLC.Cabin.27
79	SP634	print — Canada Goose Decoy — Lawrence Snyder — print | etching — 167/250	Maine.PLC.Cabin.27
80	SP642	print — 1936 Ward Canvasback Decoy — Lawrence Snyder — etching — 343/350	Maine.PLC.Cabin.27
81	O327	painting — ROUGH SEAS — Forbes Wolfe — oil | board	Maine.PLC.Cabin.28
82	SP141	print — Monhegan Harbor — Loretta Krupinski — print — 19/780	Maine.PLC.Cabin.28
83	SP472	print — Evening Sun — Peter Sculthorpe — print — 230/800	Maine.PLC.Cabin.28
84	SP831	print — Midday Shadows — Rasmussen — print — 33/125	Maine.PLC.Cabin.28
85	SP953	print — Hebe Bore — Clarky — print — 112/360	Maine.PLC.Cabin.28
86	SP985	print — North Star — Puschock — print | paper — 41/500	Maine.PLC.Cabin.28
87	O263	painting — HADLOCK POND — David Brankley — oil	Maine.PLC.Cabin.29
88	O265	painting — White Caps — David Brankley — oil	Maine.PLC.Cabin.29
89	O269	painting — Afternoon Rock — David Brankley — oil	Maine.PLC.Cabin.29
90	O271	painting — Otter Cove — David Brankley — oil	Maine.PLC.Cabin.29
91	O272	painting — Lobster Bay — David Brankley — oil	Maine.PLC.Cabin.29
92	SP2374	print — Rockport Habor — William Beebe — print | paper | lithograph — 130/780	Maine.PLC.Cabin.3
93	SP1786	print — Colorado Gold — Peter Ellenshaw — print | paper — 478/950	Maine.PLC.Cabin.30
94	SP950	print — Outer Island — Hawks — paper | print — 36/560	Maine.PLC.Cabin.31
95	SP2921	print — Jetty — London — print — 47/200	Maine.PLC.Cabin.32
96	SP3011	print — Skipjacks on the Choptank — Neil Harpe — print — APX/XXX	Maine.PLC.Cabin.32
97	SP952	print — Sea Cloud — Clarky — paper | print — 94/360	Maine.PLC.Cabin.32
98	SP891	print — Yellow Boat — Gomes — print | paper — 322/480	Maine.PLC.Cabin.33
99	W1693	Duck — Williams	Maine.PLC.Cabin.33
100	W2137	Two Pitchers — Jerry Smith	Maine.PLC.Cabin.33
101	W1230	Early Spring — Donald Robinson	Maine.PLC.Cabin.35
102	W1345	Maine Summerscape — Karen Frattali	Maine.PLC.Cabin.35
103	W585	Winter Basket — C. Phillip Wikoff	Maine.PLC.Cabin.35
104	W609	Signs of Spring — Nancy Willis	Maine.PLC.Cabin.35
105	W631	House on Water Street — Gregory Dunham	Maine.PLC.Cabin.35
106	W67	Pemaquid Light — Webster	Maine.PLC.Cabin.35
107	W68	Pumpkin Island — Webster	Maine.PLC.Cabin.35
108	W69	Bridge — Webster	Maine.PLC.Cabin.35
109	SP2891	print | etching — Jetty — London — print | etching — 44/200	Maine.PLC.Cabin.36
110	SP2913	print — Upper Creek — London — print — 50/200	Maine.PLC.Cabin.36
111	W1811	The White Door — Donald Robinson	Maine.PLC.Cabin.36
112	SP566	print — The Mastheadman — John Mecray — print — 65/550	Maine.PLC.Cabin.38
113	W2136	Stillife with Daisies — Jerry Smith	Maine.PLC.Cabin.38
114	SP1014	print — Quarry Bridge — John Caggiano — paper | print — 26/987	Maine.PLC.Cabin.39
115	SP1062	print — Motif #1 — John Caggiano — print | paper	Maine.PLC.Cabin.39
116	SP287	print — ROCKPORT HARBOR — John Caggiano — lithograph — 223/985	Maine.PLC.Cabin.39
117	SP288	print — SMITH COVE — John Caggiano — print — 74/950	Maine.PLC.Cabin.39
118	W2103	Clothesline — Judy Ennis	Maine.PLC.Cabin.39
119	W1469	Frosty Fingers — E. Jean Lanyon	Maine.PLC.Cabin.4
120	W1701	Judd’s Boathouse — William Hoyt	Maine.PLC.Cabin.4
121	W2114	Summer Walk — Richard Roflow	Maine.PLC.Cabin.4
122	W579	Fall Flame — E. Jean Lanyon	Maine.PLC.Cabin.4
123	SP1001	print — Cactus Stream — Laura Sawyer — print — 14/250	Maine.PLC.Cabin.41
124	SP3229	print — Vinalhaven — John Atwater — paper | print — 217/750	Maine.PLC.Cabin.41
125	O5788	painting — Garden Path — Anna Brelsford McCoy — oil | linen	Maine.PLC.Cabin.42
126	O5790	painting — Mrs. Wheelwright’s Garden — Anna Brelsford McCoy — oil | canvas	Maine.PLC.Cabin.42
127	SP665	print — SUMMER SHADE — Carol Collette — etching — 253/400	Maine.PLC.Cabin.42
128	W3123	Kennebunk Vert — Denis LeBlanc	Maine.PLC.Cabin.42
129	SP1004	print — White Caps — Laura Sawyer — print — 62/250	Maine.PLC.Cabin.43

Mountain Cabins

	A	B	C
1	Acen #	Cabins	Location
130	SP588	print — Afternoon Impressions — Shelley — print	Maine.PLC.Cabin.43
131	SP1226	print — Medium Landscape — David Curl — print — 1/1	Maine.PLC.Cabin.44
132	SP585	print — Untitled — Jelen — print — 52/125	Maine.PLC.Cabin.44
133	SP637	print — Pig Weathervane — Lawrence Snyder — etching | print — 95/350	Maine.PLC.Cabin.44
134	O3386	Painting — Seascape II — Alex Dzigurski — oil | canvas	Maine.PLC.Cabin.45
135	SP1161	print — Boats — West Fraser — print — 145/150	Maine.PLC.Cabin.45
136	SP638	print — Rooster Weathervane — Lawrence Snyder — print | etching — 137/350	Maine.PLC.Cabin.45
137	SP1235	print — In Bloom — Reday — print | lithograph - 1/1	Maine.PLC.Cabin.45
138	SP47	print — Sailing — West Fraser — print — 119/250	Maine.PLC.Cabin.47
139	SP439	print — Large Landscape — Michael Schofield — print — 69/375	Maine.PLC.Cabin.48
140	SP5647	painting — Cutting Starboard — Vern Broe — oil | canvas ~ board	Maine.PLC.Cabin.49
141	O5648	painting — Head of the Class — Vern Broe — oil | canvas ~ board	Maine.PLC.Cabin.49
142	W980	Field of Dandelions — Bradley Hendershot	Maine.PLC.Cabin.49
143	SP2375	print — Key’s Porch — William Beebe — print | lithograph — 84/600	Maine.PLC.Cabin.5
144	PL13	painting — Vertical Monoprint — Curls — paste | monotype	Maine.PLC.Cabin.52
145	SP1058	print — Vhorsta Tvargrand — Boireiouslie — print | paper — 180/320	Maine.PLC.Cabin.52
146	SP1061	print — Fishargatan — Boireiouslie — paper | print — 214/320	Maine.PLC.Cabin.52
147	W3120	Dingies — Denis LeBlanc	Maine.PLC.Cabin.52
148	SP3112	print — Page’s Bake Shoppe — Charles Wysocki — print | lithograph — 133/1500	Maine.PLC.Cabin.54
149	PL14	painting — Square Monoprint — Curls — pastel | monotype	Maine.PLC.Cabin.55
150	SP1146	print — Break in Clouds — Chase Chenoff — lithograph | print — 241/350	Maine.PLC.Cabin.55
151	S1220	figurehead — Male Figurehead — wood	Maine.PLC.Cabin.56
152	SP1225	print — Small Landscape — David Curl — print — 1/1	Maine.PLC.Cabin.56
153	O5658	painting — In the Good Hours — Stan Moeller — oil | canvas	Maine.PLC.Cabin.57
154	SP713	print — Reflected Lights — Frank Panabaker — print | paper — 10/50	Maine.PLC.Cabin.57
155	SP94	print — Eagle Owl — Thorburn — print	Maine.PLC.Cabin.57
156	W2073	Side View Bass Harbor Light — Peter Bugda	Maine.PLC.Cabin.57
157	W76	Uniquely Bayside — Ed Rafferty	Maine.PLC.Cabin.57
158	O5654	painting — With Hope in Their Hearts — Vern Broe — oil | canvas ~ board	Maine.PLC.Cabin.59
159	S501	sculpture — Right Whale Wall Plaque — Wick Ahrens — wood	Maine.PLC.Cabin.59
160	S502	sculpture — Humpback Wall Plaque — Wick Ahrens — wood	Maine.PLC.Cabin.59
161	SP341	print — Cobblestone Lane — John Collette — print — 159/400	Maine.PLC.Cabin.59
162	SP951	print — Five Sisters — Consuelo Hanks — print	Maine.PLC.Cabin.59
163	W103	Wydle	Maine.PLC.Cabin.6
164	W2140	Potted Daisies — Jerry Smith	Maine.PLC.Cabin.6
165	W897	Shadblow — Stuart Eldridge	Maine.PLC.Cabin.6
166	O314	painting — Brandywine Creek Park Spring — Phyllis Hartzler — oil	Maine.PLC.Cabin.60
167	SP2160	print — Andrew Jackson and David Crocket — Tim Thompson — print	Maine.PLC.Cabin.61
168	O5561	painting — Ski Village — Diana Card — acrylic | panel	Maine.PLC.Cabin.62
169	O6130	painting — Bass Harbor Light — William Beebe — oil | canvas	Maine.PLC.Cabin.62
170	O6131	painting — The Old Red House on Monhegan — William Beebe — oil | canvas	Maine.PLC.Cabin.62
171	S500	sculpture — Sperm Whale Wall Plaque — Wick Ahrens — wood	Maine.PLC.Cabin.62
172	SP1162	print — Boats II — West Fraser — print — 245/550	Maine.PLC.Cabin.62
173	W2026	February Snow — Virginia Folino	Maine.PLC.Cabin.62
174	O5652	painting — Showing the Way — Vern Broe — oil | canvas ~ board	Maine.PLC.Cabin.63
175	O58	painting — Peeled Orange — M Reinert — oil | board	Maine.PLC.Cabin.63
176	PL28	pastel — Adele’s Backyard in Blue — Margaret Gill — United States — pastel | paper	Maine.PLC.Cabin.63
177	S754	painting — Companionship — Jerri Finch — acrylic | fabric	Maine.PLC.Cabin.64
178	S754	model ship — Fayaway — J. Alden — wood	Maine.PLC.Cabin.64
179	O3030	painting — Winter Light — David Tutwiler — oil	Maine.PLC.Cabin.65
180	O5206	painting — Standing Guard — Andrea Peters — oil | paper	Maine.PLC.Cabin.65
181	SP357	print — The Swing — John Collette — print — 312/400	Maine.PLC.Cabin.65
182	W3076	August Daylilies — Jo Spiller	Maine.PLC.Cabin.65
183	S994	model ship — Home Bound — Erik A.R. Ronnberg, Sr.	Maine.PLC.Cabin.66
184	W3284	Clam Diggers — Ray Davidson	Maine.PLC.Cabin.66
185	PH167	photograph — Artist on Rocks — Bonnie Farmer — cibachrome | photograph	Maine.PLC.Cabin.67
186	SP2855	print — Foggy Morning — Joe Beeler — print	Maine.PLC.Cabin.67
187	SP2863	print — Wood Gatherer of Walpi — Paul Calle — print	Maine.PLC.Cabin.67
188	W3113	Siberian Iris — Gloria Gustafson	Maine.PLC.Cabin.67
189	W3124	Bidderford Pool — Denis LeBlanc	Maine.PLC.Cabin.67
190	SP2862	print — Night Riders — Melvin Warren — print	Maine.PLC.Cabin.68
191	SP2865	print — Waiting to go to the Powwow — Ray Swanson — print	Maine.PLC.Cabin.68
192	SP2867	print — The Supply Wagon — James Reynolds — print	Maine.PLC.Cabin.68
193	W3285	America’s Cup — Ray Davidson	Maine.PLC.Cabin.68

Mountain Cabins

	A	B	C
1	Accn #	Cabins	Location
194	O2253	painting — Top of the Hill — Stefan Pastuhov — oil	Maine.PLC.Cabin.69
195	SP2851	print — The Raiders — Frank McCarthy — print	Maine.PLC.Cabin.69
196	SP2853	print — Selling the White Stallion — Melvin C. Warren — print	Maine.PLC.Cabin.69
197	SP2856	print — Tribal Hunt — John Clymer — print	Maine.PLC.Cabin.69
198	DA530	bell — Ship’s Bell wood | metal	Maine.PLC.Cabin.70
199	SP2849	print — At’ Eed Yazhi (Little Girl) — Ray Swanson — print	Maine.PLC.Cabin.70
200	SP2861	print — Mist of Morning — Ralph Wall — print	Maine.PLC.Cabin.70
201	SP2847	print — Death To Long Knives — Joe Ruiz Grandee — print	Maine.PLC.Cabin.71
202	SP2859	print — Pursuit and Attack — Joe Ruiz Grandee — print	Maine.PLC.Cabin.71
203	W1000	From Lucia Beach 5:45PM — Susan Van Campen	Maine.PLC.Cabin.72
204	W1764	Poppy Field — Kimber Lee Clark	Maine.PLC.Cabin.72
205	W3078	Bearded Iris — Jo Spiller	Maine.PLC.Cabin.72
206	SP662	print — IN THE VILLAGE — Carol Collette — etching — 383/400	Maine.PLC.Cabin.73
207	SP664	print — JULY — Carol Collette — etching — 354/400	Maine.PLC.Cabin.73
208	O2878	painting — Barn on Granogue — May — Joan Zylkin — oil | paper	Maine.PLC.Cabin.74
209	O5644	painting — Summer Solitude — Vern Broe — oil | canvas ~ board	Maine.PLC.Cabin.74
210	SP316	print — Arctic Sprint — White Gyrfalcon — R Parker — print — 869/950	Maine.PLC.Cabin.74
211	SP2982	print | etching - Downstream - Dawn Matthews - print | etching - 50/300	Maine.PLC.Cabin.75
212	O1503	painting — Sun on the Tree Tops — Scott Moore — oil	Maine.PLC.Cabin.76
213	SP400	print — Return of the Falcon — Steven Lyman — print — 695/1500	Maine.PLC.Cabin.77
214	SP435	print — Along Kitchikan Creek — Elizabeth Rose — print — 241/500	Maine.PLC.Cabin.77
215	SP526	Print — Steamer Rem II — William Dawson — print | lithograph — II/XXX	Maine.PLC.Cabin.78
216	SP681	print — River Loch — Browne — print	Maine.PLC.Cabin.78
217	SP146	print — Lumber Docks at Bangor Maine — Victor Mays — print — 276/550	Maine.PLC.Cabin.79
218	SP2923	print | etching — Downstream — Dawn Matthews — print | etching — 300/300	Maine.PLC.Cabin.79
219	SP660	print — SOUTHERLY — John Mcnulty — print — 69/275	Maine.PLC.Cabin.79
220	SP661	print — BELL BOUY — John Mcnulty — print — 56/275	Maine.PLC.Cabin.79
221	O5307	painting — Birds in a Field — Joseph Litz — acrylic	Maine.PLC.Cabin.8
222	SP1166	print - Stalking the Shallows - Robert E Binks - paper | print - 810/2600	Maine.PLC.Cabin.8
223	SP676	print - Nantucket Village - Karol Wyckoff - print | paper - 15/275	Maine.PLC.Cabin.8
224	W1470	Hidden Entrance — E. Jean Lanyon	Maine.PLC.Cabin.8
225	W66	Salt Marsh Farm — Webster	Maine.PLC.Cabin.8
226	W907	Low Tide Apogee — William Hoyt	Maine.PLC.Cabin.8
227	SP1329	print — Days End — unknown — print — 84/700	Maine.PLC.Cabin.80
228	SP828	print — Early Morning Kitchikan — Elizabeth Rose — print — 216/500	Maine.PLC.Cabin.80
229	SP1805	print — Candida and Astra Racing off Cowes — J. Steven Dews — lithograph	Maine.PLC.Cabin.81
230	SP491	print — Small Untitled Vertical — Michael Schofield — print — AP	Maine.PLC.Cabin.83
231	SP892	print — Back Bay — Gomes — print — 345/960	Maine.PLC.Cabin.83
232	SP147	print — Block Island Boat Beaching — Victor Mays — print — 65/550	Maine.PLC.Cabin.84
233	SP3113	print - Fairhaven by the Sea - Charles Wysocki - print | lithograph - 828/1000	Maine.PLC.Cabin.85
234	SP525	print - Schooner Rem II - William Dawson - print | lithograph - II/XXX	Maine.PLC.Cabin.85
235	W14	John Hopkins Inlet — Kitty A. Bauer	Maine.PLC.Cabin.85
236	SP291	print — Blackstone Farmstead — Albert Swayhoover — print — 525/950	Maine.PLC.Cabin.86
237	SP292	print — Victorian Days — Albert Swayhoover — print — 119/1000	Maine.PLC.Cabin.86
238	SP3124	print - Pelican - Peter Parnall - print | lithograph - 1314/1500	Maine.PLC.Cabin.86
239	O5504	painting - Ginley Hall - William Beebe - oil | board	Maine.PLC.Cabin.87
240	SP1098	print — Gulf Station, 1930’s — Jack Schmitt — paper — 528750	Maine.PLC.Cabin.88
241	SP839	print — The Howard — Turnbaugh — print — 194/475	Maine.PLC.Cabin.88
242	O26	painting — St. Lawrence River — Denis Nolet — Canada — oil	Maine.PLC.Cabin.9
243	O266	painting - Sargant Bay - David Brankley - oil | canvas	Maine.PLC.Cabin.9
244	O267	painting — Little Long Pond II — David Brankley — oil	Maine.PLC.Cabin.9
245	O270	painting — Lupines II — David Brankley — oil	Maine.PLC.Cabin.9
246	SP969	print — Ocean View Cottage — John Atwater	Maine.PLC.Cabin.9
247	W2838	Marshal Point — Marvin Jacobs	Maine.PLC.Cabin.9
248	W2841	East Port Pinky- Edith Silver- Lottie Byrnes — Marvin Jacobs	Maine.PLC.Cabin.9
249	SP971	print — Yachting — Fores — sketch	Maine.PLC.Cabin.91
250	SP1165	print — Lookout Point — Rasmussen — print — 123/125	Maine.PLC.Cabin.92
251	SP3116	print - Yankee Wink Hollow - Charles Wysocki - print | lithograph - 244/1000	Maine.PLC.Cabin.92
252	O5641	painting - Late Afternoon Sail - Vern Broe - oil | canvas ~ board	Maine.PLC.Cabin.93
253	SP3114	print - Olde America - Charles Wysocki - print | lithograph - 190/1500	Maine.PLC.Cabin.93
254	SP3115	print - Carver Coggins - Charles Wysocki - print | lithograph - 204/1000	Maine.PLC.Cabin.93
255	SP720	print — Wall Street c.1830 (View of Old City Hall) — D Knickerbocker — etching	Maine.PLC.Cabin.93
256	SP627	print — Proud of His Pack — George Wright — print	Maine.PLC.Cabin.94
257	SP315	print — SNOWY OWLS — Peterson — print — 601/950	Maine.PLC.Cabin.95

Mountain Cabins

	A	B	C
1	Accn #	Cabins	Location
258	SP629	print — Through the Bullfinch — George Wright — print	Maine.PLC.Cabin.95
259	SP718	print — US Views c.1840 (The Narrows) — W H Bartlett — print | etching	Maine.PLC.Cabin.95
260	SP721	print — US Views c.1834-46 (New York) — Hinton — print | etching	Maine.PLC.Cabin.95
261	SP3119	print — Prairie Wind Flowers — Charles Wysocki — print | lithograph — 906/1000	Maine.PLC.Cabin.97
262	SP628	print — The Opening Day — George Wright — print	Maine.PLC.Cabin.97
263	SP716	print — US Views c.1840 (Villa on the Hudson) — W H Bartlett — print | etching	Maine.PLC.Cabin.97
264	SP717	print — US Views c.1840 (Baltimore/Washington Railroad) — W H Bartlett — etching	Maine.PLC.Cabin.97
265	SP630	print — A Killing Place — George Wright — print	Maine.PLC.Cabin.98
266	O244	painting — Sugaring Off — Sam Thorpe — oil	Maine.PLC.Cabin.99
267	SP3228	print — Balloons, Balloons! — Sally Caldwell Fisher — print — 165/200	Maine.PLC.Cabin.99
268	266
269
270

Exhibit C
SHORT FORM QUITCLAIM DEED WITH COVENANT
     POINT LOOKOUT, LLC, a Maryland limited liability company, with an address of c/o Erickson Retirement Communities, LLC, 701 Maiden Choice Lane, Baltimore, Maryland 21228, FOR CONSIDERATION PAID, grants to ATHENAHEALTH, INC., a ____________, with an address of ____________, with QUITCLAIM COVENANTS, that certain real property located in the Towns of Northport and Lincolnville in Waldo County, Maine all as more particularly described on Exhibit “A” attached hereto and made a part hereof.
     IN WITNESS WHEREOF, Point Lookout, LLC has caused this instrument to be executed under seal by John E. Erickson, its President thereunto duly authorized, on the date set forth in the acknowledgment attached hereto, TO BE EFFECTIVE as of ____________, 2011.

POINT LOOKOUT, LLC
a Maryland limited liability company

By:	THE ERICKSON FOUNDATION, INC.
A Maryland corporation
Its manager

By:
John E. Erickson
President

State of ________________
County of ______________, ss.
PERSONALLY APPEARED the above named John E. Erickson, President of the Erickson Foundation, Inc. as aforesaid and acknowledged the foregoing instrument to be his free act and deed in his said capacity and the free act and deed of said corporation.

Before me,

Notary Public

My commission expires:

EXHIBIT A TO SHORT FORM QUITCLAIM DEED WITH COVENANT
Property Description
(to be attached)

Exhibit D
BILL OF SALE AND ASSIGNMENT
     POINT LOOKOUT, LLC, A Maryland limited liability company (the “Assignor”), for good and valuable consideration paid to Assignor by ATHENAHEALTH, INC. (the “Assignee”), the receipt and sufficiency of which are hereby acknowledged, has ASSIGNED, SOLD, CONVEYED and DELIVERED, and does hereby ASSIGN, SELL, CONVEY and DELIVER unto Assignee, its successors and assigns, all of Assignor’s right, title and interest, if any, in and to the following:
     1. All of the fixtures, equipment, machinery, furniture, art, and other personal property (the “Tangible Property”) used or held for use in connection with operation of Assignor’s operation of a resort and conference center in the towns of Northport and Lincolnville (the “Resort”), including, without limitation the property being more particularly described in Exhibit “A”, attached hereto and incorporated herein by reference; and
     2. All intangible property (the “Intangible Property”) pertaining to the Resort or the Tangible Property or the use thereof including, without limitation, warranties, guaranties, plans and specifications, engineering plans and studies, reports and floor plans together with any licenses, consents, permits, approvals, whether governmental or otherwise including, without limitation, those items more fully described on Exhibit “B” attached hereto and made a part hereof to the extent that the foregoing Intangible Property is currently applicable to the Real Property and/or Tangible Property and can be transferred.
     The Tangible Property and the Intangible Property are hereinafter collectively referred to as the “Property.”
ASSIGNEE ACKNOWLEDGES AND AGREES THAT SUBJECT TO THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PURCHASE AGREEMENT, AND IN ANY DOCUMENT DELIVERED AT CLOSING THEREUNDER, ASSIGNEE TAKES THE PROPERTY “AS IS” AND “WITH ALL FAULTS” AND ASSIGNOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS AS TO THE PHYSICAL CONDITION, OPERATION OR ANY OTHER MATTER AFFECTING OR RELATED TO THE PROPERTY AND THIS BILL OF SALE AND ASSIGNMENT, EXCEPT AS HEREIN SPECIFICALLY SET FORTH OR REFERRED TO, AND ASSIGNEE HEREBY EXPRESSLY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS HAVE BEEN MADE. ASSIGNOR EXPRESSLY DISCLAIMS AND ASSIGNEE ACKNOWLEDGES AND ACCEPTS THAT ASSIGNOR HAS DISCLAIMED TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE PROPERTY, INCLUDING, WITHOUT LIMITATION, (i) THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABLILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE PROPERTY, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OF THE CONSTRUCTION OF MATERIALS, IF ANY, INCORPORATED INTO ANY OF THE PROPERTY AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY. ASSIGNOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN.NOTWITHSTANDING THE FOREGOING, ASSIGNOR REPRESENTS AND WARRANTS THAT IT IS THE OWNER OF THE PROPERTY AND THAT THE PROPERTY IS FREE AND CLEAR OF LIENS, CLAIMS AND ENCUMBRANCES.

     This Bill of Sale and Assignment may be executed in a number of counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one (1) agreement, but in making proof of this Bill of Sale and Assignment, it shall not be necessary to produce or account for more than one such counterpart.
     Assignor warrants that it is the lawful owner of all of the Property. Assignor binds Assignor, its successors and assigns, to warrant and defend the title to all of the Property to Assignee, its successors and assigns, forever against every person lawfully claiming the Property.
[Signatures Follow]

ASSIGNOR: POINT LOOKOUT LLC, a Maryland limited liability company
	By:	THE ERICKSON FOUNDATION, INC.,
a Maryland corporation Its manager
Name:
John E. Erickson President
Date:

ASSIGNEE: ATHENAHEALTH, INC.
By:
Name:
Title:

Date:

EXECUTED this ___ day of _______, 2011.

Exhibit A to Bill of Sale and Assignment

Exhibit B to Bill of Sale and Assignment

Exhibit E
LETTER TO TAX APPRAISAL DISTRICT
__________, ___, 2011
Mr./Ms.____________
Town Clerk, Treasurer, Tax Collector
Town of Northport
16 Beech Hill Road
Northport, Maine 04849
Mr./Ms._______________
Town Clerk/Treasurer/Tax Collector
Town of Lincolnville
493 Hope Road,
Lincolnville, Maine 04849
Re: That certain parcel of real property described in the tax collector’s records as _____________ (the “Property”)
Mr./Ms.___________:
     Please be advised that Point Lookout, LLC, as the owner of the above described Property, has this day conveyed the Property to athenahealth, Inc. Therefore, please provide all invoices for taxes and all notices of every kind that issue from your office to the following address:
Thank you very much for your cooperation.
Very truly yours,
Point Lookout, LLC
By:___________________
Its:___________________

Exhibit F
LOCATION OF UST’s

Exhibit F — Page 2

Exhibit G
SELLER DUE DILIGENCE MATERIALS
(see attached)

Emailed	Date
By	Sent	Status	EXHIBIT G Due Diligence Update - 3-28-11
TITLE
DM	18-Mar	Sent	Existing site plan/ALTA Survey depicting property dimensions, easements, restrictions, zoning and other customary disclosure
DM	28-Mar	Sent	Existing ALTA lenders policy of title insurance.
	On Site or N/A (1)		Information regarding zoning.
	N/A (1)		Information regarding any zoning opinions.
	On Site or N/A (1)		Information regarding deed/permit restrictions.
STRUCTURE & LAND
		On Site	A copy of all existing environmental, engineering, and related reports on the Property
		On Site	A full set of building plans, including architectural, mechanical, electrical, plumbing, structural, sprinkler, and fire alarm
	N/A (1)		ADA survey
DM	18-Mar	Sent	List of all furniture, furnishings, artwork, fixtures, and equipment located on the Property
	N/A (1)		Asbestos survey and indoor air quality survey
		On Site	Septic reports for each building located on the Property
DM	28-Mar	Sent	Conservation easement and pending Amendment (new item)
FINANCIAL
DM	18-Mar	Sent	Year-to-date detailed financial statements including general ledger (monthly)
	N/A (1)		Audited financial statements for previous three (3) years
DM	18-Mar	Sent	Operating budgets for 2010 and 2011
	N/A (1)		Back-up information to real estate valuation analysis assumptions and projections. (an existing 2007 appraisal was sent to buyer )
Breakdown of current staffing of the building, including all salary and benefit information, and an explanation of staffing allocation of time to the building (salary
DM	18-Mar	Sent	and hourly information is included in January 2011 financial statement). Organizational chart sent.
DM	18-Mar	Sent	Tax bills for current year and previous three (3) years together with any information on tax abatements or abatement applications for those years
DM	18-Mar	Sent	Insurance bills for current year and previous three (3) years, together with a history of claims and incidents for those years
DM	18-Mar	Sent	Current aged receivables report (this is included in January 2011 financial statements)
DM	18-Mar	Sent	Security deposit schedule
DM	19-Mar	Sent	List of utility account numbers and meter numbers
RENTAL INFORMATION
DM	18-Mar	Sent	Any guest or meeting bookings, including deposit and other items
ADDITIONAL MATERIALS
DM	19-Mar	Sent	All existing service contracts and current proposals for any contemplated service contracts
DM	18-Mar	Sent	Current Preferred Hotel Agreement (new item)
DM	18-Mar	Sent	Current Management Agreement

	N/A (1)		Summary of all current and pending litigation, and all other potential legal actions impacting the Property and/or Seller’s ownership, occupancy or use thereof

DM	18-Mar	Sent	Tenant improvement (if applicable) and capital improvement schedules, both current and historical for the last two years (listed in 2010 and 2011 Budgets)
	On Site		All written correspondence for the last three (3) years between the owners and or building management and resort guests (or any tenants) regarding disputes in service, billing, or any other items of contention
DM	18-Mar	Sent	Copies of certificates of occupancy and open permits
	On Site		Copies of all correspondence for the last three (3) years with the Local Fire Department, Health Department, Assessor’s Department, and Building Department
	On Site		Copies of all building warranties including but not limited to the roof, mechanical equipment and elevator
	On Site or N/A (1)		Correspondence for the last three (3) years to or from owners of neighboring properties
	On Site		Building permits for work completed within the last three (3) years.
		Pending	Insurance claims relating to the property made during the last three (3) years. (2 insurance claims in last 2 years)
Notes: (1) — After researching this item, the Seller is not aware if this item exists.

Schedule 8.1
Exceptions

27

SCHEDULE 8.1
1.	INTENTIONALLY OMITTED

2.	INTENTIONALLY OMITTED

3.	Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete survey of the Land. The term “encroachment” includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

4.	Real estate taxes, assessments and water and sewer charges not yet due and payable for the current year

5.	INTENTIONALLY OMITTFD
Schedule 8.1 Page 1

Parcel 1 is subject to Exceptions 6 through 44 as follows:
6. Conservation Easement on Point Lookout granted from Bracebridge Corporation to Coastal Mountains Land Trust dated June 13, 2000, recorded June 14, 2000, in Waldo Registry Book 2004, Page 57, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
7. Conservation Easement on Point Lookout granted from Bracebridge Corporation to Coastal Mountains Land Trust dated June 13, 2000, recorded October 8, 2003, in Waldo Registry Book 2498, Page 263, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
8. Highway conveyance, including conveyance of land and drainage easements from Bracebridge Corporation to State of Maine dated July 31, 2000, recorded September 26, 2000, in Waldo Registry book 2035 Page 141, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
9. Utility easements granted by Bracebridge Corporation to Central Maine Power Company dated March 8, 2002, recorded June 19, 2002, in Waldo Registry Book 2266, Page 2, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Doraky Engineering & Surveying, dated December 14, 2007.
10. Utility easements granted by MBNA New England to Central Maine Power Company dated March 25, 1997, recorded April 10, 1997, in Waldo Registry Book 1684, Page 22, as shown and located upon ALTAIACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
11. Utility easements granted by MBNA Properties, Inc. to New England Telephone and Telegraph Company dated March 14, 1996, recorded April 30, 1996, in Waldo Registry Book 1605, Page 222, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
12. Terms and conditions of State of Maine, Department of Environmental Protection (DEP), Site Location of Development — Findings of Fact and Order dated March 27, 1996, recorded April 9, 1996, in Waldo Registry Book 1600, Page 286.
13. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated April 10, 1996, recorded April 29, 1996 in Waldo Registry Book 1605, Page 62.
Schedule 8.1 Page 2

14. Terms and Conditions of State of Maine, DEP, Site Location of Development Amendment — Findings of Fact and Order dated December 19, 1996, recorded December 31, 1996, in Waldo Registry Book 1665, Page 260.
15. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated May 30, 1997, recorded June 13, 1997 in Waldo Registry Book 1699, Page 296.
16. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated April 21, 1998, recorded May 18, 1998, in Waldo Registry Book 1782, Page 94.
17. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated November 28, 1998, recorded December 24, 1998, in Waldo Registry Book 1855, Page 271.
18. Terms and Conditions of State of Maine, DEP, Site Location of Development — Traffic — Findings of Fact and Order dated January 26, 1999, recorded February 17, 1999, in Waldo Registry Book 1870, Page 308.
19. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification— Findings of Fact and Order dated June 10, 1999, recorded July 12, 1999, in Waldo Registry Book 1913, Page 182.
20. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated July 2, 1999, recorded July 12, 1999 in Waldo Registry Book 1913, Page 186 and subsequent Condition Compliance Statement dated July 28, 2000, recorded September 5, 2000 in Waldo Registry Book 2029, Page 138.
21. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated October 21, 1999, recorded November 1, 1999, in Waldo Registry Book 1949, Page 293.
22. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated November 1, 1999, recorded November 17, 1999, in Waldo Registry Book 1955, Page 77.
23. Terms and Conditions of State of Maine, DEP, Site Location of Development — Findings of Fact and Order dated December 3, 1999, recorded December 27, 1999, in Waldo Registry Book 1966, Page 272.
24. Terms and Conditions of State of Maine, DEP, Site Location of Development Amendment — Findings of Fact and Order dated April 21, 2000, recorded May 11, 2000, in Waldo Registry Book 1994, Page 207.
Schedule 8.1 Page 3

25. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated December 14, 2000, recorded December 21, 2000, in Waldo Registry Book 2058, Page 6.
26. Terms and Conditions of State of Maine, DEP, Site Location of Development Law Amendment — Natural Resource Protection Act Water Quality Certification Findings of Fact and Order dated January 19, 2001, recorded January 29, 2001 in Waldo Registry Book 2067, Page 123.
27. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated March 15, 2001, recorded March 26, 2001, in Waldo Registry Book 2081, Page 43 and subsequent Modification Order dated November 12, 2001, recorded November 28, 2001, in Waldo Registry Book 2180, Page 21.
28. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated February 27, 2001, recorded March 26, 2001, in Waldo Registry Book 2081, Page 48.
29. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated April 20, 2001, recorded May 1, 2001, in Waldo Registry Book 2093, Page 309 and subsequent Modification Order dated November 12, 2001, recorded November 28, 2001, in Waldo Registry Book 2180, Page 25.
30. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated November21, 2001, recorded December 17, 2001, in Waldo Registry Book 2188, Page 183.
31. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated April 26, 2002, recorded May 23, 2002, in Waldo Registry Book 2253, Page 17.
32. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification — Findings of Fact and Order dated May 10, 2002, recorded May 30, 2002, in Waldo Registry Book 2255, Page 189.
33. Terms and Conditions of State of Maine, DEP, Site Location of Development Modification —Findings of Fact and Order dated May 20, 2003, recorded June 12, 2003, in Waldo Registry Book 2429, Page 3.
34. That portion of the insured premises previously described in Waldo Registry Book 1983, Page 101 (former Dwight F. Wass property), is subject to the following:
Schedule 8.1 Page 4

a. Utility easement to Central Maine Power Company recorded in Waldo Registry Book 692, Page 212, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
b. Utility easement to Central Maine Power Company and New England Telephone and Telegraph Company recorded in Waldo Registry Book 1350, Page 79, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
c. Terms and conditions of restrictive covenants as granted by Dwight Wass to Rachel E. Obershaw by instrument dated June 18, 1971, recorded in Waldo Registry Book 746, Page 131, but omitting any covenants or restrictions, if any, based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, or source of income as set forth in applicable, state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law.
d. Excepting any portion of the premises which may lie within the boundaries of U. S. Route 1 and Knights Pond Road adjacent to the insured premises, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
e. Any rights and title of the Inhabitants of the Town of Northport due to the uncertainty of the location of the boundary of the premises adjacent to land of the Town of Northport and further excluding from the insured premises two triangular parcels owned by the Town of Northport and Erwin I. Sprague adjacent to the northeasterly corner of the insured premises, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
35. That portion of the insured premises previously described in Waldo Registry Book 1975, Page 214 (former Lenza property), is subject to the following:
a.Subject to the tights of the public in and to any portion of Knights Pond Road which lies within the boundaries of the premises, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007, and further subject to the terms and conditions of a Stipulated Judgment arising from an action between the Town of Northport and Edward J. Lenza, Jr. relating to Knights Pond Road, which Stipulated Judgment is recorded in the Waldo County Registry of Deeds in Book 1975, Page 211.
Schedule 8.1 Page 5

b. This policy does not insure title to the land contained within a burial ground, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007. In addition, the property is subject to easement rights of way for the spouses and descendants of the persons interred in the cemetery to walk in a direct route from the public way nearest the burying ground to the burying ground at reasonable hours as described in Title 13 Maine Revised Statutes Annotated, Section 1142.
36. That portion of the insured premises previously described in Waldo Registry Book 1621, Page 97 (former Cassida property), is subject to the following:
a. Subject to a right of way conveyed by Sam Cassida and David Cassida to Carl F. Bublak and Marjorie E. Bublak recorded December 3, 1984, in the Waldo County Registry of Deeds in Book 832, Page 226, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
b. Subject to easements and rights of way as described in deeds recorded in the Waldo County Registry of Deeds in Book 604, Page 330, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, and Book 23, Page 481.
c. Terms and conditions of Boundary Agreement with Town of Northport recorded in Waldo Registry Book 1621, Page 88, as shown and located upon
ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying dated December 14, 2007.
d. Terms and conditions of Boundary Agreement with the Nature Conservancy of the Pine Tree State, Inc. recorded in Book 1621, Page 94, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
37. That portion of the premises previously described in Book 1617, Page 110 (former Robert and George Graham property), may be subject to that utility easement granted by the Conservator of the Estate of Eleanor G. Wade to Central Maine Power Company dated October 30, 1971, recorded January 31, 1972, in Waldo Registry Book 695, Page 26,
38. This policy does not insure any portion of the premises located within the floor of Knights Pond, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
Schedule 8.1 Page 6

39. Rights and easements of others in and to Knights Pond abutting or located upon the insured premises, but this policy does not insure any rights or easements in favor of the insured.
40. Excepting any portion of the premises which may be within the boundaries of U. S. Route 1 and Knights Pond Road adjacent to or within the bounds of the insured premises, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
41. Rights of others in or to the streets and ways as more particularly described on plan entitled “Bracebridge Corporation, Northport Site, Overall Survey Plan” dated January 16, 2006 and conducted by Gartley & Dorsky Engineering & Surveying.
42. Subject to all those matters as disclosed on plan entitled “Bracebridge Corporation, Northport Site, Overall Survey Plan” dated January 16, 2006 and conducted by Gartley & Dorsky Engineering & Surveying.
43. Subject to all those matters as disclosed upon ALTA/ACSM Land Title Survey conducted by Gartley & Dorsky Engineering and Surveying, dated December 14, 2007.
44. Terms and Conditions of State of Maine, DEP Site Location of the Development Act-Transfer-Findings of Fact and Order issued to Point Lookout LLC dated February 12, 2008, recorded February 27, 2008 in Book 3190, Page 42.
Parcel 2, being the property described in Book 1959, Page 242 is subject to Exceptions 45 through 47 as follows:
45. Subject to Conservation Easement granted from Bracebridge Corporation to Coastal Mountains Land Trust dated July 6, 2000, recorded in Waldo Registry Book 2011, Page 238, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated October 23, 2007.
46. Matters as depicted upon Standard Boundary Survey and Site Plan entitled Bracebridge Corporation — Niles Purchase dated October 27, 1999 conducted by Coffin Engineering and Surveying and recorded on July 6, 2000 in Waldo Registry Plan Drawer 18, Page 83.
47. Rights of the public, federal, state or local governments in or to so much of the premises as lies below the present or former mean high water mark of Penobscot Bay, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
Schedule 8.1 Page 7

Parcel 3, being the property described in Book 3169, Page 297, is subject to Exceptions 48 through 55:
48. Rights of the public, federal, state or local governments in or to so much of the premises as lies below the present or former mean high water mark of Penobscot Bay, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
49. Conservation Easement granted from Corporate Properties Services, Inc. to Coastal Mountains Land Trust dated July 6, 2000 recorded July 6, 2000 in Waldo Registry Book 2011, Page 225, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
50. Subject to the conditions set forth under the designation of “Notes” in the margin of that Subdivision Plan dated October 1989, prepared by Chapman & Cothern, Land Surveyors and recorded in Waldo Registry Plan Drawer 16, Page 169.
51. Subject to all matters as depicted upon that Subdivision Plan dated October 1989, prepared by Chapman & Cothern, Land Surveyors and recorded in Waldo Registry Plan Drawer 16, Page 169 and the terms and conditions of Amendment of Subdivision Plan & Order issued by Lincolnville Planning Board on August 10, 1996, and recorded April 12, 1996, in Waldo Registry Book 1601, Page 139.
52. Subject to all matters, including the recitations in the Surveyor’s Report, as depicted upon Standard Boundary Survey of the MBNA/Otten Property dated April 5, 1996, conducted by Coffin Engineering & Surveying and recorded in Waldo Registry Plan Drawer 18, Page 82, specifically subject to a Twenty-five Foot (25’) wide right of way leading from the southerly bound of U.S. Route 1 to the northerly shore of Penobscot Bay and a Fifty Foot (50’) wide right of way terminating in a cul-de-sac.
53. Subject to view easement One Hundred and Seven Feet (107’) in width for the benefit of land now or formerly of Sherry S. ‘McGrath as described in Waldo Registry Book 1345, Page 206, affecting Parcels C and D only, as shown and located upon ALTA/ACSM Land fit1e Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
54. Subject to pedestrian easement Ten Feet (10’) in width for the benefit of Sherry McGrath and her guests as described in Waldo Registry Book 1345, Page 206, as shown and located upon ALTA/ACSM Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007,
55. Subject to driveway easement as described in Waldo Registry Book 603, Page 376 and as contained in Book 1601, Page 142, as shown and located upon ALTA/ACSM
Schedule 8.1 Page 8

Land Title Survey, conducted by Gartley & Dorsky Engineering & Surveying, dated December 14, 2007.
Schedule 8.1 Page 9

FIRST AMENDMENT
TO
PURCHASE AND SALE AGREEMENT
     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is entered into as of May_, 2011 by and between POINT LOOKOUT, LLC (“Seller”), and ATHENAHEALTH, INC. (“Buyer”).
W I T N E S S E T H
     WHEREAS, Buyer and Seller entered into that certain purchase and sale agreement dated March 29, 2011 (the “Agreement”), with respect to that certain real property located along Route 1 in the Towns of Northport and Lincolnville in Waldo County, Maine, comprised of approximately 396 acres and multiple parcels of land, along with the improvements thereon, all as more particularly described in the Agreement; and
     WHEREAS, Buyer and Seller desire to amend the Agreement to extend the Due Diligence Period and the Closing Date, as more particularly set forth herein.
     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Defined Terms. All capitalized terms used herein, but not defined herein, shall have the meanings set forth in the Agreement.
     2. Incorporation. This Amendment incorporates by reference the recitals set forth above.
     3. Extension of Due Diligence Period. Section 2.1 of the Agreement is hereby amended so that the Due Diligence Period shall expire at 5:00 P.M. on May 27, 2011.
     4. Extension of Closing Date. Section 3.1 of the Agreement is hereby amended so that the Closing Date shall be June 24, 2011.
     5. Other Terms. All of the other terms, covenants and conditions of the Agreement not inconsistent herewith shall remain in full force and effect and unchanged hereby. In the case of any inconsistencies between the terms and conditions contained in the Agreement and the terms and conditions contained herein, the terms and conditions contained herein shall control.
     6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile or electronically mailed executed copy of this Amendment shall be deemed to be as sufficient as an original for all purposes.
[Signatures to follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BUYER: ATHENAHEALTH, INC.
By:	/s/ Timothy M. Adams
	Name:	Timothy M. Adams
	Title:	CFO

SELLER: POINT LOOKOUT, LLC
By:	/s/ John Erickson
Name:
Title:

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made effective as of May 26, 2011, by and between POINT LOOKOUT, LLC, a Maryland limited liability company (“Seller”), and ATHENAHEALTH, INC., a Delaware corporation (“Purchaser”).
RECITALS
A. Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of March 29, 2011 (the “Agreement”) regarding that certain property known as the Point Lookout Resort and Conference Center, located along Route 1 in the Towns of Northport and Lincolnville in Waldo County, Maine, as more particularly described in the Agreement. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.
B. Seller and Purchaser desire to amend the Agreement as provided in this Amendment.
NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Recitals. The Recitals set forth above are hereby incorporated by this reference as a material part of this Amendment.

2.	Definitions. Except as otherwise specifically set forth herein, defined terms in this Amendment shall have the same meaning as when used in the Agreement.

3.	Purchase Price. Section 1.1 of the Agreement shall be deleted in its entirety and replaced with the following:
“1.1	Purchase Price. Subject to the terms and conditions hereof, the purchase price for the Property shall be Seven Million Seven Hundred Thousand Dollars ($7,700,000) (the “Purchase Price”).
4.	Continuing Effect. Except to the extent expressly modified herein, the terms of the Agreement shall remain in full force and effect.

5.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. The parties hereto may execute and deliver this Amendment by forwarding facsimile, telefax or other means of copies of this Amendment showing execution by the parties sending the same, and the parties agree and intend that such signature shall have the same effect as an original signature, that the parties shall be bound by such means of execution and delivery, and that the parties hereby waive any defense to validity based on any such copies or signatures.
[Remainder of page intentionally blank]

     IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement in counterparts to be executed by its duly authorized officer on the day and year designated next to their respective signatures.

SELLER:

POINT LOOKOUT, LLC, a Maryland limited liability company

By:	THE ERICKSON FOUNDATION, INC., a Maryland corporation, its manager

By:	/s/ Scott R. Erickson
	Name:	Scott R. Erickson
	Title:	Director

BUYER:

athenahealth, Inc., a Delaware corporation

By:	/s/ Timothy M. Adams
	Name:	Timothy M. Adams
	Title:	Chif Financial Officer